UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1.           Report to Shareholders

Filed herewith.

semi-annual report

  june 30, 2006

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	3

Income and Equity Fund	7

Balanced Fund	11

Growth Fund	16

Multi-Cap Value Fund	20

Small Cap Fund	24

Statement of Investments	29

Statement of Assets and Liabilities	56

Statement of Operations	58

Statement of Changes in Net Assets	60

Notes to Financial Statements	64

Financial Highlights	69

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus carefully before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders:

The market continued to send mixed messages to investors during the first half of 2006. The New Year started well with the equity markets rallying as the economy continued to grow and corporate earnings remained strong. The positive market outlook was enhanced by the anticipation that the Federal Reserve was nearing an end to the current series of interest rate increases implemented to keep inflation under control.

In the second quarter, however, economic data indicated that inflationary pressures remained a problem as a result of rising energy prices and strong economic growth. Investors feared that the Federal Reserve would continue raising interest rates and thereby send the U.S. economy into a recession. As the Fed continued to raise rates and express concern about inflation, market optimism gave way to a more pessimistic outlook.

Economic Perspective

After pausing during the fourth quarter of 2005, the U.S. economy rebounded quickly in the first quarter of 2006 growing at a robust 5.6%. Corporate coffers remained flush with cash as profits surged. This provided companies with the resources to grow their businesses while maintaining lower debt on their balance sheets. In addition, many companies utilized the cash to initiate share repurchase programs to buy back undervalued stock or increase dividends to shareholders. Large cash reserves also left companies well positioned to increase capital spending and make strategic acquisitions without diluting shareholder value.

Inflation concerns aside, near-term economic growth prospects remain bright. Unemployment remains low at 4.8% and consumer confidence remains strong. Second quarter corporate earnings were encouraging. While this bodes well for future growth, earnings growth will likely moderate through the second half of the year. In the second quarter, economic growth slowed to an annual rate of 2.5%. As a result, the Fed has paused to see if recent interest rate increases will sufficiently slow inflation. Economic indicators suggest growth will moderate over the course of the year to healthy and more sustainable rate of approximately 3.0%.

Market Perspective

Hawkish inflation comments by the Fed brought increased volatility and uncertainty to the markets during the first six months. Uncertainty drove the market down as investors feared the Fed would overreach in its rate hiking campaign and stall economic expansion. The Fed is seeking to strike a delicate balance between an economy that is neither too hot (inflationary) nor too cool (recessionary) and maintain an economy with moderate growth and limited inflation. Consequently, investors will remain sensitive to any interest rate or inflation related statements by the Fed. While the equity markets experienced a steep correction in response to inflationary fears, the fixed income markets did not experience a significant rise in long-term interest rates. This would suggest that bond investors do not believe inflation will be a long-term problem.

Equity Markets

Despite strong economic growth and robust corporate earnings in the first quarter, investors remained cautious in response to higher energy prices, growing inflation and rising interest rates. In the second quarter, rising energy costs pushed inflation higher to a 2.3% annualized rate. The rise in the core inflation rate heightened concerns on Wall Street that the Fed would continue raising interest rates causing consumer spending and economic growth to slow precipitously.

As a result, fear and uncertainty drove the equity markets into a steep correction beginning in mid-May. While this level of volatility is always disconcerting, we believe this market correction represented a reasonable response to the uncertainties facing investors. We believe this correction was necessary to remove excess valuations from the market and reduce investor speculation.

Market Review

June 30, 2006	Close	YTD Return
Dow Jones	11,150.22	+4.04%
S&P 500	1,270.20	+1.76%
NASDAQ	2,172.09	– 1.51%
Russell 2000 (small cap)	724.67	+7.64%
	06/30/06	06/30/05
10-Year T-Note Yield	5.14%	3.94%

Data: The Wall Street Journal

Message

from the chairman continued

The markets rallied briefly toward the end of June when signs of slower economic growth once again raised expectations of an end to interest rate increases by the Fed. The rally, however, was brief as investors hesitated over the strength of the economy, inflation, and the prospects of a recession. The economic impact of geopolitical problems in North Korea and the Middle East also weighed on investor sentiment.

In July, the market retested the low it established earlier in the year and reached an oversold position. While unsettling, this process of retesting a market low is a positive sign that the equity markets may be forming a base which may set the stage for a more sustainable rally later in the year. If inflationary concerns ease, the more moderate pace of economic growth and the pause in the Fed's interest rate increases could help provide the basis for a rally in the second half of the year.

The equity markets have remained in a trading range which reinforces the importance of careful stock selection to achieve performance. While still challenging, equity performance remained strongest for positions in the energy, industrial, transportation, and healthcare sectors along with a few select technology firms. Equity markets are expected to remain trading range bound for the foreseeable future. Any index driven investment gains will likely be limited. We reiterate our view that achieving above-average performance will remain dependent upon identifying individual companies with strong, long-term growth potential. These periods of market volatility provide opportunities to acquire long-term investments at more attractive prices.

Fixed Income Markets

Fixed income markets remained volatile in the first half of the year as the Fed pushed rates to 5.25%. As a result, yields on such short-term investments as money markets, CDs, and U.S. Treasury bills rose. Surprisingly, yields on long-term corporate and U.S. Treasury bonds remained comparatively flat, encouraging investors to stay in shorter-term securities.

Given that long-term bond yields are expected to rise sooner rather than later, we will continue to maintain a defensive investment position. This defensive strategy calls for preserving capital and limiting risk by buying shorter to intermediate-term maturities. Once long-term rates adjust upward and peak, we will concentrate fixed income holdings in longer-term bonds to lock in better yields and capture the potential for capital appreciation.

Looking Ahead

We believe the U.S. economy remains on a firm footing. Prospects appear good for solid economic and corporate earnings growth to continue in the second half of the year. The wildcards for both the economy and the market include energy prices, inflation, the Federal Reserve, and any significant geo-political instability.

Asian countries such as China and Japan continue to see strong economic expansion. In Europe, the economic growth has been more muted as countries such as France, Germany and Italy have had a more difficult time making economic reforms to compete more effectively in a global marketplace. Overall, global economic growth has been positive which provides multi-national and U.S. companies with the potential to continue their growth strategies.

At Pacific Advisors Fund, our investment strategy has been to adapt to changing market conditions in a manner consistent with the investment objectives for each of our Funds. The following interviews with our portfolio managers will provide more insight into the investment strategies being employed for each of our Funds.

While there is a great deal of uncertainty in the current markets, we believe that the broad investment outlook remains positive. Our investment strategies have always focused on a longer-term investment horizon recognizing that periods of uncertainty are inevitable. Our goal is to use these periods of market volatility to selectively make investments that have good long-term growth potential.

Sincerely,

George A. Henning

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

Interview with Portfolio Manager
Thomas H. Hanson

For the six months ended June 30, 2006, the Fund had a total return of – 0.87% for Class A shares, and – 1.14% for Class C shares. The Fund's benchmark, the Lehman Intermediate Treasury Bond Index1, returned 0.01% during the same period.

Q  What was the interest rate environment in the first half of the year?

A  The fixed income markets remained volatile over the past six months. The Federal Reserve Board continued its methodical interest rate increases to control inflation and moderate U.S. economic growth. Additionally, an expanding trade imbalance, coupled with a high domestic budget deficit, weighed on the market. The fixed income markets also had to integrate the reality of a declining dollar and administrative changes at the Fed under new Chairman Ben Bernanke. All of these factors raised market uncertainty and put pressure on longer-term bond prices.

Q  How have growing inflationary factors effected the interest rate environment?

A  Today, the marketplace is global. Countries around the world depend on one another for the exchange of goods and services. When global demand exceeds supply, economies experience price increases. This occurred over the last six months as worldwide demand for energy, basic commodities and industrial goods exceeded supplies. This imbalance resulted in higher prices across a broad range of manufactured goods and services. These cost increases amplified inflationary pressures, not only on the U.S. economy, but on those of other countries as well.

Changing the fed funds rate is one of the primary tools the Fed uses to control inflationary pressures. By increasing or decreasing this rate, the Fed makes the cost of borrowing money more or less expensive. This, in turn, impacts the rate of economic growth and affects underlying inflationary pressures. Over the past few years, the Fed has found it necessary to increase this key interest rate in order to temper an otherwise robustly expanding U.S. marketplace. Its goal is to keep inflation at a moderate level without stifling current economic growth. More importantly, rising interest rates not only affect the economy and inflation, they also impact the value of the dollar.

Q  How does the value of the dollar impact management of the Fund?

A  The value of the dollar is of growing importance to the Fund because it dictates the attractiveness of U.S. securities investments to potential buyers. When the dollar weakens significantly, foreign investors often shy away from U.S. investments, as they can find better opportunities elsewhere. This is especially true for fixed income securities that must actively compete for both domestic and international investors by offering competitive interest rates. Foreign investors remain critically important to the U.S. Treasury program to fund our domestic budget deficit. Additionally, a weak dollar makes imports more expensive which can increase inflation. Therefore, the falling dollar, along with these related pressures, is increasing the likelihood of higher rates for U.S. Government securities to keep them competitive in the world markets.

Q  How did the Fund respond to interest rate changes and economic shifts during the first six months of the year?

A  The steady increases in interest rates have eroded the price of long U.S. Government bonds. In 2005, we shortened maturities and increased cash levels to preserve principal in this rising interest

1  The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

Pacific Advisors

  Government Securities Fund continued

rate environment. With this more defensive posture already in place, few changes were made in the portfolio holdings over the first half of 2006. We reinvested proceeds from select bond sales into better yielding, short-term government securities. Our adaptive strategy continued to focus on managing interest rate risk to protect the portfolio from price declines in longer-term bonds.

Q  How does the Fund seek to meet the needs of fixed income investors by managing for total return?

A  Total return is the entire amount an investment generates over a specific time period. It includes all dividends, interest, and any appreciation or depreciation in price. Total return takes the Fund's whole financial performance into account instead of focusing on just one component, such as a dividend or yield. A fixed income investor is often a conservative investor whose primary objectives are capital preservation and the creation of a reliable income stream. By managing the Fund for total return, we seek to provide shareholders with not only a consistent source of income, but also competitive long-term performance. We carefully scrutinize each holding to determine its potential for long-term capital appreciation as well as income production.

As conservative fixed-income investors, our shareholders require protection of principal, low levels of risk, and a stable flow of income. A total return approach allows us to address each of these needs without overlooking opportunities for capital appreciation. We seek to protect principal and manage risk by actively analyzing interest rate changes and managing their effect on our current and prospective holdings. We manage maturities within the portfolio using an adaptive, active strategy; shortening maturities in a rising interest rate environment and lengthening maturities during times of stable or declining interest rates.

While bond holdings provide the primary source of income for the Fund, a small portion of the portfolio is allocated to dividend-paying equities and preferred stocks. This small, high-quality equity portion helps create a hedge against the deteriorating effects of inflation and supports the Fund's overall total return objective. Bringing all these investment components together, the Fund offers a total return approach that seeks to actively controls risk and provide reliable income to shareholders.

Q  What is the outlook for the Fund during the remainder of 2006?

A  For now, we are adopting a "wait and see" attitude. The Fed has indicated that interest rates may peak relatively soon. However, the presence of inflation has become a key factor in determining when and at what level rates will peak. Therefore, if rising inflationary pressures continue, determining when the interest rate cycle has peaked may become more uncertain.

Once interest rates do top, we should see sustained upward movement in long-term rates. At that point, we would seek to extend average maturities to capture higher yields. We are positioning the Fund for this opportunity and would expect to raise the Fund's cash levels to have investment capital available. Since we do not expect the interest rate environment to change dramatically through the end of the year, we do not anticipate any major changes to the portfolio holdings.

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 4.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

Portfolio Holdings as of 06/30/06 (Based on Total Investments)

1.	U.S. Government Agencies	86.15%
2.	Equities	6.30%
3.	Preferred Stock	4.35%
4.	Cash and Cash Equivalents	3.20%

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expense Paid During Period 01/01/06 – 06/30/06
Class A Shares
Actual	$1,000	$991.30	$11.65
Hypothetical (5% return before expense)	$1,000	$1,024.79	$11.85
Class C Shares
Actual	$1,000	$988.60	$15.33
Hypothetical (5% return before expense)	$1,000	$1,024.79	$15.61

3  Expenses are equal to the Fund's annualized expense ratio of 2.36% for Class A shares and 3.11% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade fixed income securities and dividend paying stocks.

Interview with Portfolio Managers
Thomas H. Hanson
Stephen K. Bache, CFA

For the six months ended June 30, 2006, the Fund returned 1.62% for Class A shares, and 1.18% for Class C shares. The Fund's benchmarks, the S&P 5001 and the Lehman Intermediate Corporate Bond Index2, returned 2.71% and – 0.49%, respectively.

Q  What economic factors impacted the Fund's fixed income holdings in the first half of 2006?

A  During the past six months, the bond market continued to suffer under rising interest rates and an expanding U.S. trade deficit. Inflation concerns around the world escalated and many countries, including the U.S., raised key interest rates to help check inflationary pressures. Additionally, the fixed income market saw the re-introduction of the 30-year Treasury bond which relieved pressure on the 10-year Treasury note. This reintroduction added liquidity to the market and provided institutional investors with an alternative for funding their long-term obligations.

The Fund's fixed income investments remained concentrated in shorter-term bonds. We fine-tuned these investments by further shortening maturities while retaining higher-quality and higher-yielding positions. We maintained a defensive stance against rising interest rates by keeping the portfolio's average maturity at less than six years. By protecting principal during these periods of higher interest rate risk, we are strategically positioning the Fund for better yield and capital appreciation opportunities in the future. Overall, we made few changes to the Fund's fixed income holdings. This defensive posture continued to benefit Fund performance through the first half of the year.

Q  What were the primary economic factors that affected the Fund's equity holdings during the first half of 2006?

A  The equity markets endured periods of growth and decline in the first six months, resulting in elevated market volatility. The Fund's equity investments remained targeted to high-quality, dividend-paying stocks to enhance the Fund's total return. We did, however, raise the allocation to equities from 25% to approximately 35% of the portfolio. This strategic move sought to capture the potential for longer-term performance offered by the equity market; particularly in view of declining bond prices. Specifically, global demand for energy and basic materials continued to create investment opportunities for the Fund. We gained exposure to these stronger performing sectors with holdings such as integrated oil producers British Petroleum and Marathon Oil.

Q  What is the Fund's investment objective and for what kind of investor is this Fund suitable?

A  The Fund's allocation of fixed income securities and equity holdings are actively managed to produce total return. We employ an adaptive investment strategy that makes the Fund a more distinctive player in the mutual fund universe. The Fund is neither a pure bond, nor a pure equity fund. As the name implies, the Income and Equity Fund is a hybrid of these two types of funds. The Fund is constructed to maximize yield like a fixed income fund, while seeking selective growth opportunities like a large cap equity fund. The Fund seeks exposure to a broad spectrum of high-quality, yield-producing or dividend-oriented securities that can be effectively managed in all types of market environments. This strategy is designed to meet the investment objectives of more conservative investors. Therefore, the Fund primarily seeks to provide current income while providing growth to serve as a hedge against inflation. This allows conservative investors to enjoy the benefits of total return with limited risk.

Q  How does the Fund's distinctive investment strategy meet the needs of its investors?

A  Receiving a consistent income stream and maintaining a stable investment valuation are often the primary concerns of more conservative or retired investors. We buy high-quality corporate and government bonds and we actively manage the

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Pacific Advisors

  Income and Equity Fund continued

Fund's investments to minimize risk and maximize capital appreciation opportunities. Our active management seeks to produce a consistent source of income. Using a total return approach, we invest a smaller portion of the Fund's holdings in high-quality equities. Equity holdings typically account for between 20% and 35% of the portfolio and provide an important hedge against inflation. This total return approach affords investors the opportunity to create a more stable income stream in contrast to traditional laddered portfolios and more volatile yield-oriented strategies.

Q  How does the Fund manage risk in the bond and equity portions of the portfolio?

A  Limiting risk is a key tenet of the Fund's investment strategy. As market conditions change, we actively manage the Fund's portfolio to protect capital while seeking opportunities to improve performance. Specific risk management strategies vary depending on whether the investment is a bond or equity.

We seek to control bond risk by adjusting the maturity and duration of the portfolio's fixed income holdings to the "sweet spot" on the yield curve. The "sweet spot" is the point at which we can achieve the greatest yield for the least amount of risk relative to overall market conditions. Finding that spot often means shortening or lengthening maturities as interest rates rise and fall. For example, over the past year, interest rates continued to climb. In response, we shortened maturities defensively to decrease the Fund's exposure to interest rate risk and protect principal. While sacrificing yield short-term, once interest rates peak, we will seek to lengthen maturities and lock-in higher yields for a longer period of time.

The equity component of the Fund manages a different kind of risk. Over time, as the prices of goods and services rise, an investor's purchasing power is reduced. While not immediately noticeable, this slow deterioration of buying power can significantly impact an investor's future financial security. By investing in high-quality, dividend-paying stocks with the potential for capital appreciation, the Fund seeks to help alleviate shareholders' inflation risk.

Q  Why are dividend-paying stocks important to the Fund?

A  Dividend-paying stocks can provide shareholders with a relatively steady source of income. Equity holdings that pay a regular dividend are an important component of total return. This is especially true during periods when fixed income performance is low due to rising interest rates and declining bond prices. Dividend-paying equities create the opportunity to enhance the Fund's total return by offering the additional potential for capital appreciation. This year, dividend yields improved enough to warrant an increase in the Fund's equity allocation to approximately 35% of the portfolio. This allocation is higher than we have reached in the past. However, we saw a unique opportunity to improve performance given the depressed nature of bond prices with their relatively low historical yields. Once bond prices stabilize and begin to rise, we will likely decrease exposure to the equity markets while repositioning the Fund in longer-term, better-yielding bonds.

Q  What challenges will the Fund face through the end of the year?

A  The main challenge going forward will be navigating a less robust equity market while responding to any further price declines in bonds. We expect the interest rate market to remain volatile. In order to position the Fund for opportunities once interest rates top, we anticipate increasing cash levels near term. Realizing that we are in a period of higher volatility, our focus will remain on preserving capital while seeking select opportunities to enhance total return.

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 4.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

Portfolio Holdings as of 06/30/06 (Based on Total Investments)

1.	Corporate Bonds	44.96%
	Equities	38.84%
2.	Financials	11.61%
3.	Energy	9.34%
4.	Industrials	5.95%
5.	Other Equities	11.94%
6.	U.S. Government Agencies	11.66%
7.	Preferred Stock	4.54%

Pacific Advisors

  Income and Equity Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expense Paid During Period 01/01/06 – 06/30/06
Class A Shares
Actual	$1,000	$1,016.20	$10.25
Hypothetical (5% return before expense)	$1,000	$1,024.79	$10.29
Class C Shares
Actual	$1,000	$1,011.80	$13.97
Hypothetical (5% return before expense)	$1,000	$1,024.79	$14.06

4  Expenses are equal to the Fund's annualized expense ratio of 2.05% for Class A shares and 2.80% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests primarily in large and medium cap common stocks with at least 25% of its assets invested in fixed income securities and preferred stocks.

Interview with Portfolio Manager
Stephen K. Bache, CFA

For the six months ended June 30, 2006, the Fund returned 1.78% for Class A shares, and 1.36% for Class C shares. The Fund's benchmarks, the S&P 5001 and the Lehman Intermediate Corporate Bond Index2, returned 2.71% and – 0.49%, respectively.

Q  How did the economic climate in the first six months impact the equity market?

A  The U.S. economy continued to grow at a healthy, albeit slower pace, in the first half of the year. Growth reached an annual rate of 5.6% in the first quarter but slowed to 2.5% in the second quarter. Despite solid growth and low unemployment, the equity markets remained trading-range bound in the first six months. Concerns about rising interest rates, higher energy prices and inflation created market volatility and culminated in a steep market correction in May.

While these conditions made for a challenging investment environment, individual stocks continued to offer attractive investment opportunities. In particular, stocks in the energy, financial, and basic materials sectors performed well. Careful stock selection remained paramount to capitalizing on individual investment opportunities while minimizing exposure to elevated market risk.

Q  Why did the corporate bond market continue to lag behind the equity market?

A  Rising interest rates, increased demand, and limited supply weighed heavily on corporate bond performance. Focused on debt management and flush with large cash reserves, corporations continued to issue fewer bonds in the first six months of the year. Demand for corporate bonds continued to outpace supply keeping yields relatively low. Corporate bond performance also suffered as a result of increased investment competition from lower risk government securities offering similar interest rates.

In addition, corporate bonds continued to carry elevated investment risk. The Federal Reserve continued raising interest rates in the first half of the year to manage economic growth and control inflation. The imbalance between supply and demand prevented corporate bond rates from rising in tandem with short-term interest rates. However, this imbalance has only delayed an eventual rise in corporate bond rates. As a result, the growing likelihood of rising interest rates continued to elevate interest rate and market risk for corporate bonds.

Q  How did the allocation mix between bonds and equities change over the past six months?

A  We actively manage the mix between equities and bonds based on our analysis of current and near-term market conditions and economic trends. By adjusting the stock-bond mix of the portfolio we can expand the Fund's opportunities for growth while managing risk exposure specific to each area of the market. At the beginning of the year, the Fund's portfolio consisted of approximately 59% in equities, 31% in bonds and the remainder in cash. Given muted performance and elevated risk in the corporate bond market, equities continued to offer more attractive investment opportunities over the last six months. In response, we raised the Fund's equity holdings to 62% while lowering the bond exposure to 26%. To manage risk, equity holdings remained concentrated in high-quality common and preferred stocks offering solid long-term growth potential.

We expect we will begin to see the long-awaited rise in corporate bond rates in the near future. The Fed has signaled an impending pause in its interest rate hikes which should provide a catalyst for a rise in longer-term rates. As we already began to see in the first half of the year, rates will eventually have to rise in order for corporate bonds to remain competitive with government bonds. Once long-term rates reach a

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Pacific Advisors

  Balanced Fund continued

peak, we will look to increase the Fund's bond exposure and lock-in higher yields for capital appreciation potential on longer-term bonds.

Q  Where did the Fund find performance opportunities in the first part of the year?

A  The Fund's equity investments continued to provide the greatest opportunities in the first half of the year. Specifically, the energy and commodities sectors continued to produce performance for the Fund. An emphasis on domestic oil and natural gas producers such as Devon Energy and Suncor Energy served the Fund well. Significant gains were also captured with the sale of Lucent Technologies following the announcement of its merger with French telecom provider Alcatel. Additionally, short-term market volatility provided the Fund with opportunities to selectively add positions in deeply discounted holdings such as media giant CBS. We believe this firm has a unique growth opportunity due to increased media activity for the 2006 and 2008 elections. Short-term volatility provided buying opportunities in other areas including White Mountains Insurance Group in the financial services sector and Johnson & Johnson in the healthcare sector.

In this constricted corporate bond market, we found few attractive investment choices and limited performance opportunities. Fixed income positions remained concentrated in high-quality, investment grade corporate bonds. To manage risk, we kept bond maturities at 2 to 3 years, reduced the Fund's overall bond allocation, and raised cash levels to shield the portfolio from the declining price pressures in the bond market.

Q  How does the Fund balance risk and reward?

A  The Balanced Fund is designed to provide a broad range of investors with a core investment that offers diversified exposure to equity and fixed investments. The Fund aims to provide capital appreciation and income while managing risk. A key component of the Fund's investment strategy is active management of the allocation between equities and corporate bonds. We monitor and rebalance the portfolio allocation to emphasize the area of the market with the strongest performance and limit exposure to areas with elevated risk and limited performance. For example, in the first six months of the year we increased the Fund's equity exposure to benefit from stronger equity performance and minimize exposure to weaker performance in the corporate bond market.

Specific investment decisions are primarily based on the intrinsic worth of each individual holding. In the equity portfolio, we seek to maintain a well diversified portfolio of hand-picked, long-term investments. The merits of potential investments are weighed based on earnings and dividend stability, potential profitability, and the underlying value of each holding in light of the portfolio as a whole.

In addition, we manage equity risk by diversifying across market capitalizations, industries and sectors. As of June 30th, the Fund's equity investments were spread over 30 industries in 9 different sectors. The Fund primarily invests in blue chip, dividend-paying large cap stocks to provide a cushion against price volatility. These core holdings include companies such as Pfizer, General Electric, and Microsoft. For added diversification, the portfolio also includes select mid and small cap positions.

Fixed income investments are concentrated in high-quality, investment grade bonds. Furthermore, we actively manage the average maturity of the Fund's bond portfolio to the "sweet spot" on the yield curve. Put simply, this means investing in bonds that offer the best yield and capital appreciation opportunities with the lowest risk. Given the elevated risk in the bond market during the first half of the year, this meant maintaining a relatively short average maturity of 2 to 3 years in the Fund's bond portfolio.

Q  What changes do you expect to make to the portfolio through the end of the year?

A  Data suggest the prospects for continued global and domestic economic growth remain good. The rate of U.S. economic growth will likely remain more moderate at around 3%. Long-term supply and demand issues will keep energy prices high and more volatile. Nevertheless, with the Fed's interest rate hikes having their intended effect, inflation is expected to remain at a manageable level.

The equity market will likely remain volatile and trading range bound which will continue to limit overall market performance. Careful stock selection will remain vital to managing volatility and capitalizing on individual investment opportunities. Given the expectation for higher energy prices, we expect the energy sector will continue to lead market performance. The Fund will maintain appropriate exposure to this sector while remaining diversified with investments in other industries and sectors. As it did in the first six months, we believe short-term market volatility will continue to provide opportunities to acquire positions with long-term growth potential at discounted prices.

Through 17 consecutive increases, the Fed has raised short-term interest rates to 5.25%. We expect the Fed will reach an end to its current rate increases before the year-end with short-term rates reaching a peak between 5.50% and 6.00%. A peak in short-term rates should result in a sustained rise in long-term rates. We expect corporate bond rates will eventually reach a peak between 6% and 7%.

While we foresee improved conditions in the corporate bond market, they will take time to develop. We expect to maintain a greater weighting in equities for the foreseeable future to capitalize on stronger performance in the equity market. Likewise, we expect to maintain a shorter average maturity and limited exposure to the corporate bond market until rates begin to peak. When corporate bond rates peak, we anticipate increasing bond exposure to capture yield and capital appreciation potential through investments in longer-term bonds.

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

Pacific Advisors

  Balanced Fund continued

Portfolio Holdings as of 06/30/06 (Based on Total Investments)

	Equities	62.45%
1.	Energy	12.86%
2.	Industrials	10.21%
3.	Financials	9.45%
4.	Health Care	8.32%
5.	Materials	5.88%
6.	Consumer Discretionary	5.73%
7.	Information Technology	5.49%
8.	Other Equities	4.51%
9.	Corporate Bonds	25.78%
10.	U.S. Government Agencies	10.61%
11.	Cash and Cash Equivalents	1.16%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expense Paid During Period 01/01/06 – 06/30/06
Class A Shares
Actual	$1,000.00	$1,017.80	$12.56
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$12.60
Class C Shares
Actual	$1,000.00	$1,013.60	$16.28
Hypothetical (5% return before expense)	$1,000.00	$1,024.79	$16.37

4  Expenses are equal to the Fund's annualized expense ratio of 2.51% for Class A shares and 3.26% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation. Invests primarily in medium to large capitalization companies whose stocks are a part of the S&P 500 Index1 or the Nasdaq 100 Index2.

Interview with Portfolio Manager
Thomas H. Hanson

For the six months ended June 30, 2006, the Fund returned 2.69% for Class A shares, and 2.37% for Class C shares. The Fund's benchmarks, the S&P 500 and the Russell 10003, changed 2.71% and 2.76%, respectively, during the same period.

Q  How did the economic climate in the first half of 2006 impact large cap growth stocks?

A  Economic growth continued at the strong pace set in 2005 through the first quarter of 2006. U.S. businesses remained profitable and consumer confidence was solid. At the same time, a number of problematic issues loomed in the background including the expanding U.S. trade and budget deficits, creeping inflationary pressures, skyrocketing energy prices and a change in leadership at the Federal Reserve. The market presented many opportunities to investors but was neither overly bullish, nor bearish. Large cap stocks enjoyed the benefits of strong corporate revenues and good quarterly earnings across most industries and sectors. In particular, large cap growth stocks in the energy, industrial, and basic materials sectors outperformed the market due to substantial increases in global demand for their products and services.

Escalating inflation and the reality of over-speculation in the market caught up with investors in mid-May and the market's momentum abruptly changed course. The Fed continued to raise interest rates beyond what many investors had hoped raising fears of an economic slowdown. The market reacted negatively as it became apparent that the Fed would act firmly to keep inflation at bay and bring economic growth to a more sustainable pace. Central banks around the globe also adjusted their monetary policies in an attempt to rein in advancing inflationary pressures in their own economies. As a result, the stock market pulled back and entered a period of more intense volatility.

Q  How did the Fund respond to these market and economic pressures?

A  Large cap growth stocks as a whole suffered during this market correction. Even as the market pulled back, we saw areas of growth emerge among large cap stocks. Energy and energy-related companies, as well as those in the healthcare sector, continued to perform well. We used the mid-May correction to take new or larger positions in companies which fit our growth-at-a-reasonable price, focused-fund strategy. Specifically, we found opportunities in the energy, commodity-related, and healthcare sectors and added to positions in companies such as Lyondell Chemical, BHP Billiton and United Health Group.

Q  Why have large cap stocks experienced slower earnings growth than small cap stocks?

A  A company's market capitalization can dictate how soon it benefits or fails to benefit financially from changes in the economy. Large cap stocks often require large scale catalysts, such as a merger or acquisition, the beginning of a new economic cycle or the release of new technology, to produce significant earnings growth. Conversely, small cap stocks can be dramatically impacted by the slightest of economic or company-specific changes which directly impact their revenue. Therefore, while large cap growth stocks typically grow earnings more slowly, they generally offer greater price stability than small cap stocks. Comparatively, small cap stocks must typically endure greater volatility and higher risk to achieve their accelerated growth rates.

To identify large cap growth opportunities, we use both technical and fundamental analysis to identify major market trends and catalysts. We seek

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Nasdaq 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3  The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

to produce total return for the Fund by surfacing the strongest performing large cap stocks in the best performing sectors. During the first half of the year, companies in the energy and basic materials sectors continued to grow at rapid rates. We capitalized on this trend by reestablishing positions in some of the biggest companies in those sectors. In particular, we used market pullbacks to add to companies that offered long-term growth potential at reasonable prices. We do not chase stocks that have already experienced significant price appreciation beyond our risk tolerance. Instead, we look to invest in firms that are just beginning their growth cycles and are still reasonably priced.

Q  Some investors view index funds as an ideal way to gain market exposure. What added value does the Growth Fund provide to investors compared to an index fund?

A  An index fund is a passively managed investment. Stocks are not individually selected as part of a larger investment strategy. Instead, the portfolio mirrors that of a specific financial index, such as the S&P 500. Therefore, an index fund cannot manage market risk and its performance can only mimic that of its underlying index. Performance may be great in bull markets, but it will typically be bad in bear markets and relatively flat in sideways-moving markets.

In contrast, the Growth Fund is actively managed and seeks to produce returns superior to those of the market or its benchmarks, the S&P 500 and the Russell 1000 Indices. Equity holdings are hand-picked to play a specific role in achieving the Fund's long-term investment goals. In addition, the Fund actively manages risk by maintaining a diversified portfolio and through its strategic use of cash. In downward-trending markets, we raise cash levels to lock in profits and limit losses. Conversely, in upward-trending markets, we seek to reduce cash holdings to remain fully invested in equities. For example, the Fund was relatively fully invested during the first portion of 2006. During the period, we began raising the level of cash to position the Fund for opportunities expected in the second half of the year. Through this active management style we attempt to protect gains and minimize losses. By their nature, however, index funds must fully absorb all the risks and losses the market offers.

Q  Where do you see potential growth opportunities emerging over the next six months?

A  Energy and energy-related sectors should continue to hold the greatest opportunities for large cap growth stocks for the remainder of 2006. As the world's thirst for oil continues to grow, companies with direct links to energy resources should have the best opportunities to enhance their revenue and profitability. The Fund has increased exposure to this sector with holdings in Apache Corp., an oil exploration and production company, and ConocoPhillips, the third largest oil company in the U.S. The far-reaching effects of energy on the economy will also provide growth opportunities in sectors such as industrials and transportation. Transporting energy and building an infrastructure to transport energy will become a key component of the energy situation around the world. Positions in companies such as Chicago Bridge & Iron, which designs and builds structures to both store and transport petroleum resources, places the Fund in a position to capitalize on growth in these sectors.

The healthcare sector should also continue to produce substantial long-term growth. The confluence of an aging baby-boomer population with expectations for longer life has produced a demographic-based investment opportunity in companies that provide healthcare services and equipment. We increased the Fund's positions in firms such as WellPoint, the largest health insurer in the U.S., and St. Jude Medical, a cardiovascular equipment manufacturer which produces the world's most widely used heart valve. As an additional benefit, this sector is typically less sensitive to swings in the overall market. Therefore, these holdings not only offer growth opportunities, but also provide an element of stability to the Fund.

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

Pacific Advisors

  Growth Fund continued

Portfolio Holdings as of 06/30/06 (Based on Total Investments)

	Equities	92.77%
1.	Energy	27.30%
2.	Health Care	25.43%
3.	Materials	12.68%
4.	Industrials	12.67%
5.	Information Technology	9.32%
6.	Other Equities	5.37%
7.	Cash and Cash Equivalents	7.23%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expense Paid During Period 01/01/06 – 06/30/06
Class A Shares
Actual	$1,000	$1,026.90	$13.32
Hypothetical (5% return before expense)	$1,000	$1,024.79	$13.30
Class C Shares
Actual	$1,000	$1,023.70	$17.06
Hypothetical (5% return before expense)	$1,000	$1,024.79	$17.07

5  Expenses are equal to the Fund's annualized expense ratio of 2.65% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

Interview with Portfolio Managers
Shelly J. Meyers
Samuel C. Coquillard

For the six months ended June 30, 2006, the Fund returned – 0.90% for Class A shares, and – 1.26% for Class C shares. The Fund's benchmark, the S&P 5001 changed 2.71% during the same period.

Q  How was the Fund impacted by market conditions in the first half of 2006?

A  The first quarter of 2006 brought strong economic expansion. Companies across a variety of industries, sectors and market capitalizations continued to see increased revenues. The second quarter, however, presented a more challenging economic environment. Soaring energy costs and a steady up-tick in inflation led investors to wonder how far the Federal Reserve would raise interest rates. Concerns about the future of economic growth emerged, adding a layer of uncertainty to the market and increasing volatility.

Few changes were made to the Fund's holdings during the first part of the year. We navigated the inflation-oriented market by maintaining a healthy exposure to energy and energy-related stocks. The Fund selectively locked in profits gained on companies where growing risk outweighed potential returns. For example, the Fund's position in United States Steel, a highly volatile steel producer, rapidly rose in value. Consequently, we sold this holding to not only capture capital appreciation, but to eliminate an element of volatility from the portfolio.

As a value Fund, patience is key to executing the Fund's investment strategy. Some primary healthcare and technology positions suffered during the recent market pullback. Nevertheless, these firms continued to soundly meet the Fund's value investment criteria so we maintained the Fund's investment in these companies. Furthermore, the aging baby-boomer population is creating significant demand in the healthcare sector. We used the market correction to increase the Fund's exposure to expected performance opportunities in this sector based on our long-term, value-oriented investment strategy.

Q  What is the primary benefit of a multi-cap approach to investing?

A  By investing across a variety of market capitalizations – large cap, mid cap, and small cap – the Fund seeks to gain broad diversification across the equity spectrum. We do not try to be market-cap neutral and allocate a specific, pre-determined percentage of the portfolio to each capitalization range. This freedom of stock selection allows the Fund to overweight or underweight in a capitalization category to seek above-average performance opportunities. To manage risk, however, the Fund typically holds at least 60% of its portfolio in large cap companies which are usually less sensitive to market volatility,. As the market pulled back in the second quarter, we found several large cap value opportunities in healthcare companies such as Amgen and Johnson & Johnson. These holdings increased the Fund's large cap exposure which helped lower volatility while positioning the Fund for future performance opportunities. A multi-cap approach, therefore, allows for added diversification while affording wide latitude to seek out the best value investments from among all market capitalizations.

Q  How does the Fund view volatility and manage risk?

A  Volatility and risk have become synonymous terms to many investors. Market volatility, however, does not always equal risk. A stock price that bounces up and down can be frustrating, but price fluctuations can also create long-term value opportunities. Short-term volatility produced many valuable investment opportunities for the Fund this year. For example, earlier this year video game manufacturer, Activision, was going

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

through a process of transitioning from old to new models of gaming hardware. The company's performance lagged as consumers awaited the release of the new models creating short-term volatility which depressed the stock's price. This volatility enabled us to add the stock to the Fund's holdings at a discounted price.

We define "risk" as a permanent loss of capital as opposed to fluctuations caused by temporary situations. We attempt to limit the loss of capital by diversifying the portfolio among market capitalizations, sectors and industries. Additionally, we manage risk by limiting each investment to typically less than 4% of the total portfolio. This prevents the performance of any one holding from having a dramatic impact on the Fund's overall performance.

Q  Why is a long-term perspective important for investors in this Fund?

A  The Fund's value-oriented approach means that investments are attractive when their market value has yet to be fully realized. We look for opportunities where we believe market growth will occur, but where prices may be currently depressed or stocks are out of favor. Investing ahead of the market means that the Fund will endure periods of underperformance when market attention is focused elsewhere. Keeping this in mind, investors must be willing to weather periods of Fund volatility with the knowledge that, over the long-term, the Fund is seeking to achieve above-average performance.

Q  Where will the Fund look for value opportunities in the next six months?

A  Going forward in 2006, we will continue to monitor the energy and commodities sectors. The potential for additional appreciation still exists in these areas due to the long-term nature of global energy issues. Nevertheless, even with higher energy prices providing opportunity for increased revenue, an economic slowdown could significantly impact these sectors. To buffer the Fund from this potential risk, we are also investing in areas which are less sensitive to economic cycles such as healthcare and broadly diversified companies such as Tyco. We believe the portfolio is well positioned to produce long-term growth for the Fund. We will continue to monitor existing positions for consistency with our investment criteria while seeking to identify new value opportunities.

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

Pacific Advisors

  Multi-Cap Value Fund continued

Portfolio Holdings as of 06/30/06 (Based on Total Investments)

	Equities	97.62%
1.	Energy	21.42%
2.	Information Technology	20.38%
3.	Health Care	15.14%
4.	Financials	14.83%
5.	Industrials	11.72%
6.	Consumer Staples	6.03%
7.	Consumer Discretionary	5.24%
8.	Other Equities	2.86%
9.	Cash and Cash Equivalents	2.38%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expense Paid During Period 01/01/06 – 06/30/06
Class A Shares
Actual	$1,000	$991.00	$15.06
Hypothetical (5% return before expense)	$1,000	$1,024.79	$15.31
Class C Shares
Actual	$1,000	$987.40	$18.73
Hypothetical (5% return before expense)	$1,000	$1,024.79	$19.08

3  Expenses are equal to the Fund's annualized expense ratio of 3.05% for Class A shares and 3.80% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

Interview with Portfolio Manager
George A. Henning

For the six months ended June 30, 2006, the Fund returned 20.68% for Class A shares, and 20.15% for Class C shares. The Fund's benchmark, the Russell 2000 Stock Index1 changed 8.21% during the same period.

Pacific Advisors Small Cap Fund (A) ranked as the #1 small cap value fund out of 246 funds based on its one-year return of 20.68% as of June 30, 2006 according to Lipper. The Fund ranked 11 out of 145 funds based on its average annual five-year return of 16.61%; and 44 out of 51 funds based on its average annual ten-year return of 10.35% for the same period.

Q  What factors contributed to the Fund's strong performance during the first six months?

A  The Fund's long-term investment strategy laid the groundwork for continued solid performance in 2006. Early on, we anticipated that the pace of the current U.S. economic expansion would be more moderate than the speculative growth seen in the late 1990s. Consequently, over the past several years we have focused the Fund in a limited number of strong companies in sectors that would be more likely to prosper from this type of economic environment. Building on these longer-term economic trends, we selected companies with strong fundamentals that were undervalued by the market. In particular, we focused on investment opportunities in the energy, basic materials, transportation, financials and consumer discretionary sectors.

Our small cap investment discipline continued to flourish in the first six months of this year. Small cap companies excelled at paying down their debt, executing their business strategies and remaining focused in their business models. The Fund weathered a market pullback in May by focusing on a limited number of stocks with strong underlying current and future valuations. Maintaining a limited number of holdings often enables the Fund to recover more quickly from market pullbacks. We continually review the Fund's holdings to balance risk and potential reward to shareholders. We aim to use periods of short-term volatility to position the Fund for long-term performance over three to five years.

Q  What investment changes were made in the first half of the year?

A  The first half of 2006 was a busy time for the Fund. We selectively pruned stocks from the portfolio that reached their profit potential. We locked-in these profits and reinvested these monies into new leading companies with strong, long-term growth plans such as Amerigon. This firm developed the first electronic device to both heat and cool automobile seats using electric energy. We recognized this company's tremendous growth potential due to its unique advantages such as patented technology, limited competition, and broad-based product applications. We buy companies such as Amerigon to position the Fund for growth in the next 3 to 5 years.

The focused nature of the Fund allows us the ability to gain an intimate knowledge of the 35 to 45 companies which compose the portfolio. We use this knowledge to evaluate opportune moments to adjust stock weightings in order to manage risk and position the Fund for future growth. Based on our knowledge of these companies, we also use periods of market volatility to re-establish a a position in a company if its value becomes attractive again.

For example, in the beginning of the year, we sold a portion of the Fund's holdings in Conns, a regional electronic and home appliance retailer. The sale resulted in substantial profits and allowed us to reduce exposure to a company that had become more fully valued. When the market pulled back in the second quarter of 2006, we began to repurchase shares of Conns at a discounted price. We believe this company is well positioned to grow through

1  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

store expansion and same store sales growth. The recent depression of its stock price reflected a delayed and temporary impact on earnings from Hurricane Katrina rather than weakness in the company's underlying fundamentals.

Q  How does the Fund uncover investments with long-term value?

A  The Fund's buying discipline is guided by a bottom-up approach that emphasizes the merits of an individual company rather than shorter-term market trends. First, we look at a prospective company and gauge the strength of its underlying fundamentals. We thoroughly examine the company's management, business model and long-term profitability potential. Then, we assess the value of the firm in light of larger economic trends or anticipated changes within the market.

Once we identify a company with the qualities we desire, the Fund's value-oriented investment strategy determines the appropriate discounted price at which to buy the stock. For example, after Hurricane Katrina, roofing-manufacturer ElkCorp stood to gain from increased product demand for repairs to damaged homes and businesses. However, delays by insurance adjusters in issuing checks slowed the repair cycle. ElkCorp's immediate business plan stalled and the stock price declined. We recognized this price drop as a unique opportunity to buy, understanding the setback would be temporary. Firms such as ElkCorp hold tremendous long-term growth potential. Replacement shingles account for 80% of its business so storm damage has a greater impact on sales growth than a slowdown in the new home building market. The shingle market has a historical growth rate of 10% annually, which demonstrates the strength of this sector as a long-term holding.

Q  Small cap stocks are known for their volatility. How does the Fund manage volatility in a risky area of the market?

A  Small cap stocks often experience higher levels of volatility than companies with larger market capitalizations. This volatility can create a challenging operating environment for the Fund. Understanding the nature of small cap volatility, however, allows us to balance the risks posed by these investments with their potential rewards. The Fund's investment strategy is to hold fewer stocks so we can follow each company more closely. This puts us in a better position to evaluate the impact of short-term business trends and take significant advantage of the opportunities for future growth.

Additionally, we diversify the Fund's portfolio across sectors, industries and companies. The Fund may hold several stocks in a sector so that if one experiences a decline, the Fund maintains exposure to performance opportunities from the remaining companies. From time to time, our focused investment strategy may create somewhat greater volatility. Nevertheless, this strategy enables us to allocate assets to the companies that we believe have the greatest growth potential based on current valuations. Our objective is to achieve long-term growth by taking advantage of short-term weaknesses in the market.

Q  What is the expectation for small cap stocks over the next six months?

A  Through the end of 2006, we expect the equity market to remain trading-range bound. In this environment, good stock selection will remain a key to overall performance whether it comes from small, mid or large cap companies. The overall economic trends remain positive and we believe that the growth potential for small cap stocks is good.

Many small cap companies have improved their debt management. Therefore, recent interest rate increases have had less of an impact than in previous interest rate cycles. This management discipline provides individual companies the flexibility to take advantage of the best growth opportunities. We expect the Fund will continue to benefit from a strategy that continues to focus on individual companies rather than on small cap stocks as a sector.

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Rankings do not take sales loads into account. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. For performance current to the most recent month-end call (800) 989-6693.

Pacific Advisors

  Small Cap Fund continued

Portfolio Holdings as of 06/30/06 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	30.72%
2.	Energy	22.22%
3.	Consumer Discretionary	10.55%
4.	Financials	11.84%
5.	Materials	6.97%
6.	Health Care	5.37%
7.	Other Equities	12.33%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/06	Ending Account Value 06/30/06	Expense Paid During Period 01/01/06 – 06/30/06
Class A Shares
Actual	$1,000	$1,206.80	$14.55
Hypothetical (5% return before expense)	$1,000	$1,024.79	$13.35
Class C Shares
Actual	$1,000	$1,201.50	$18.67
Hypothetical (5% return before expense)	$1,000	$1,024.79	$17.17

3  Expenses are equal to the Fund's annualized expense ratio of 2.66% for Class A shares and 3.42% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK
INFORMATION TECHNOLOGY			2.03
SYSTEMS: SOFTWARE
4,000	MICROSOFT	93,200
		93,200	2.02
TELECOMMUNICATION SERVICES			1.42
INTG TELECOMM SRVCS
5,000	CITIZENS COMMUNICATIONS CO.	65,250
		65,250	1.42
UTILITIES			2.81
ELECTRIC UTILITIES
4,000	PPL CORPORATION	129,200
		129,200	2.81
TOTAL COMMON STOCK (Cost: $262,790)		287,650	6.26
US GOVT SECURITIES
US GOVERNMENT AGENCY			85.67
US GOVERNMENT AGENCY
50,000	FED HOME LN MTG CORP 4.75% 12/15/17	48,350
25,000	FED HOME LN MTG CORP 5.00% 01/17/12	24,204
500,000	FED HOME LN MTG CORP 5.00% 12/23/11	484,183
100,000	FED HOME LN MTG CORP 5.05% 04/27/12	96,835
150,000	FED HOME LN MTG CORP 5.15% 02/20/13	145,112
50,000	FED HOME LN MTG CORP 5.20% 05/09/13	48,372
50,000	FED HOME LN MTG CORP 5.25% 02/18/14	48,308
100,000	FED HOME LN MTG CORP 5.25% 04/25/12	97,429
100,000	FED HOME LN MTG CORP 5.33% 09/03/13	97,097
65,000	FED HOME LN MTG CORP 5.35% 01/27/15	62,844
45,000	FED HOME LN MTG CORP 5.35% 02/05/15	43,490
100,000	FED HOME LN MTG CORP 5.45% 08/09/13	97,593
50,000	FED HOME LN MTG CORP 5.50% 12/30/14	48,610
150,000	FED HOME LN MTG CORP 6.125% 12/01/15	148,404
15,000	FED HOME LN MTG CORP 6.25% 03/05/12	15,040
70,000	FED HOME LOAN BANK 4.30% 05/05/09	67,880
37,500	FED HOME LOAN BANK 4.55% 5/26/09	36,567
180,000	FED HOME LOAN BANK 5.09% 10/22/12	173,961
100,000	FED HOME LOAN BANK 5.23% 09/01/11	97,747
44,912	FED HOME LOAN BANK 5.24% 12/17/12	43,606
100,000	FED HOME LOAN BANK 5.30% 12/3/2013	96,852
115,000	FED HOME LOAN BANK 5.35% 05/09/12	112,178
550,909	FED HOME LOAN BANK 5.35% 12/24/12	536,914
100,000	FED HOME LOAN BANK 6.00% 09/28/12	99,288

See Accompanying Notes to Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
US GOVT SECURITIES continued
75,000	FED NATL MTG ASSOC. 5.00% 02/27/13	72,092
100,000	FED NATL MTG ASSOC. 5.00% 12/08/11	96,882
50,000	FED NATL MTG ASSOC. 5.125% 02/27/13	48,304
50,000	FED NATL MTG ASSOC. 5.25% 01/28/13	48,558
535,000	FED NATL MTG ASSOC. 5.25% 01/28/13	519,711
200,000	FED NATL MTG ASSOC. 5.25% 12/26/12	194,361
48,000	FED NATL MTG ASSOC. 5.375% 08/23/12	46,901
30,000	FED NATL MTG ASSOC. 5.625% 02/28/12	29,445
112,000	FED NATL MTG ASSOC. 5.75% 11/07/17	106,485
		3,933,603	85.67
TOTAL US GOVT SECURITIES (Cost: $4,046,874)		3,933,603	85.67
PREFERRED STOCK
FINANCIALS			4.33
DIVERSIFIED BANKS
4,000	BARCLAYS BANK 6.625% PFD	100,120
		100,120	2.18
LIFE/HEALTH INSUR
4,000	METLIFE INC. 6.50% PFD	98,520
		98,520	2.15
TOTAL PREFERRED STOCK (Cost: $200,000)		198,640	4.33
SHORT TERM INVESTMENTS
MONEY MARKET			3.18
INVESTMENTS
146,194	UMB MONEY MARKET FIDUCIARY	146,194
		146,194	3.18
TOTAL SHORT TERM INVESTMENTS (Cost: $146,194)		146,194	3.18
TOTAL INVESTMENTS (Cost: $4,655,858)		4,566,087	99.44
OTHER ASSETS LESS LIABILITIES		25,596	0.56
TOTAL NET ASSETS		4,591,683	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.78
DISTRIBUTORS
1,000	GENUINE PARTS CO.	41,660
		41,660	0.42
HOME IMPROVEMENT
1,000	HOME DEPOT, INC.	35,790
		35,790	0.36
CONSUMER STAPLES			1.79
HOUSEHOLD PRODUCTS
2,000	PROCTER & GAMBLE CO.	111,200
		111,200	1.12
PACKAGED FOODS/MEATS
2,000	MCCORMICK	67,100
		67,100	0.67
ENERGY			9.29
INTEGRATED OIL & GAS
2,000	BRITISH PETROLEUM	139,220
2,721	CONOCOPHILLIPS	178,307
3,000	MARATHON OIL CORP.	249,900
1,000	OCCIDENTAL PETROLEUM	102,550
		669,977	6.73
OIL & GAS DRILLING
1,000	ENCANA	52,640
1,000	ULTRA PETROLEUM*	59,270
		111,910	1.13
OIL & GAS EXPLR/PROD
1,000	APACHE CORP.	68,250
1,000	XTO ENERGY INC.	44,270
		112,520	1.13
OIL&GAS REF/MKT/TRAN
2,000	EL PASO ENERGY CORP.	30,000
		30,000	0.30

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
FINANCIALS			11.57
DIVERSIFIED BANKS
4,000	BANK OF AMERICA	192,400
2,000	WACHOVIA CORP.	108,160
		300,560	3.02
MULTI LINE INSURANCE
2,000	AMERICAN INT'L GROUP INC.	118,100
		118,100	1.19
PROPERTY & CAS INSUR
1,000	CHUBB CORP.	49,900
		49,900	0.50
REAL ESTATE INV TRST
12,500	HOSPITALITY PROPERTIES	549,000
		549,000	5.52
REGIONAL BANKS
1,000	WILMINGTON TRUST CO.	42,180
		42,180	0.42
THRIFTS&MTG FINANCE
2,000	WASHINGTON MUTUAL	91,160
		91,160	0.92
HEALTH CARE			3.33
HEALTH CARE EQUIP
1,984	BOSTON SCIENTIFIC CO.*	33,410
		33,410	0.34
PHARMACEUTICALS
3,000	JOHNSON & JOHNSON	179,760
5,000	PFIZER INC.	117,350
		297,110	2.99
INDUSTRIALS			5.92
AEROSPACE & DEFENSE
2,000	HONEYWELL INTERNATIONAL INC.	80,600
		80,600	0.81
CONSTRUCTION & MACH
1,500	CATERPILLAR	111,720
		111,720	1.12

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
INDUSTRIAL CONGLOMER
10,375	GENERAL ELECTRIC	341,960
2,000	TYCO INTERNATIONAL LTD.	55,000
		396,960	3.99
INFORMATION TECHNOLOGY			2.76
INTG TELECOMM SRVCS
1,000	AT&T, INC.	27,890
10,000	CITIZENS COMMUNICATIONS CO.	130,500
		158,390	1.59
SYSTEMS: SOFTWARE
5,000	MICROSOFT	116,500
		116,500	1.17
MATERIALS			1.13
DIVERSIFIED CHEMICAL
1,000	E.I. DUPONT DE NEMOURS & CO.	41,600
		41,600	0.42
SPECIALTY CHEMICALS
2,000	INT. FLAVORS AND FRAGRANCES	70,480
		70,480	0.71
UTILITIES			2.08
MULTI UTILITIES/POWR
1,000	DOMINION RESOURCES	74,790
1,000	DUKE ENERGY CORP.	29,370
1,000	MDU RESOURCES GROUP	36,610
1,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	66,120
		206,890	2.08
TOTAL COMMON STOCK (Cost: $3,600,339)		3,844,717	38.65
CORPORATE BONDS
CONSUMER DISCRETIONARY			10.66
BROADCAST & CABLE TV
519,000	LIBERTY MEDIA CORP. 7.75% 07/15/09	534,698
		534,698	5.37
GENL MERCHANDISE STR
281,000	DAYTON HUDSON CO. 8.60% 01/15/12	319,077
		319,077	3.21

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
CORPORATE BONDS continued
HOTELS, RESORTS
203,000	MARRIOTT CORP. 9.375% 06/15/07	207,047
		207,047	2.08
CONSUMER STAPLES			5.49
BREWERS
165,000	ANHEUSER-BUSCH 7.125% 07/01/17	171,342
		171,342	1.72
HYPERMKTS/SUPER CTRS
50,000	WAL-MART STORES 8.00% 09/15/06	50,208
		50,208	0.50
PACKAGED FOODS/MEATS
323,000	GERBER PRODUCTS 9.00% 10/15/06	325,057
		325,057	3.27
ENERGY			6.23
INTEGRATED OIL & GAS
381,000	OCCIDENTAL PETROLEUM 10.125% 09/15/09	431,053
170,000	TEXACO CAPITAL 8.625% 06/30/10	188,579
		619,632	6.23
FINANCIALS			7.60
CONSUMER FINANCE
150,000	GENL MOTORS ACCEPT CORP. 6.125% 09/15/06	149,778
85,000	TRANSAMERICA CORP. 9.375% 03/01/08	89,104
		238,882	2.40
DIVERSIFIED FINANCL
50,000	GENERAL ELECTRIC CAP 8.875% 05/15/09	53,973
50,000	GENERAL ELECTRIC CAP 10/01/53	49,740
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	413,602
		517,315	5.20
INDUSTRIALS			1.16
DIVERSIFIED CHEMICAL
25,000	DOW CHEMICAL CO. 5.60% 11/15/09	24,744
90,000	NORFOLK SOUTHERN CRP 7.40% 09/15/06	90,308
		115,052	1.16

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
CORPORATE BONDS continued
TELECOMMUNICATION SERVICES			6.88
INTG TELECOMM SRVCS
85,000	BELLSOUTH CAP 6.04% 11/15/26	85,079
414,083	BELLSOUTH TELECOMMUN 6.30% 12/15/15	413,376
100,000	GTE CALIFORNIA INC. 5.50% 01/15/09	98,817
35,000	SBC COMMUNICATIONS 7.39% 05/24/10	36,651
50,000	WISCONSIN BELL 6.35% 12/01/26	50,050
		683,973	6.88
UTILITIES			6.76
ELECTRIC UTILITIES
255,000	COMMMONWEALTH EDISON 8.00% 05/15/08	264,798
		264,798	2.66
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	160,274
		160,274	1.61
MULTI UTILITIES/POWR
119,000	POTOMAC ELEC. POWER 5.875% 10/15/08	118,923
128,000	PUB SVC ELEC & GAS 6.25% 01/01/07	128,340
		247,263	2.49
TOTAL CORPORATE BOND (Cost: $4,634,418)		4,454,618	44.78
US GOVT SECURITIES
US GOVERNMENT AGENCY			11.61
US GOVERNMENT AGENCY
100,000	FED HOME LN MTG CORP 4.125% 09/01/09	95,885
50,000	FED HOME LN MTG CORP 5.00% 09/10/12	48,194
200,000	FED HOME LN MTG CORP 5.00% 12/23/11	193,673
100,000	FED HOME LN MTG CORP 5.05% 12/08/2008	99,016
33,000	FED HOME LN MTG CORP 5.125% 03/10/14	31,434
50,000	FED HOME LN MTG CORP 6.125% 12/01/15	49,468
130,000	FED HOME LOAN BANK 5.05% 02/14/13	125,243
100,000	FED HOME LOAN BANK 5.25% 06/15/09	98,981
100,000	FED HOME LOAN BANK 5.25% 10/27/10	98,092
50,000	FED HOME LOAN BANK 5.375% 09/07/12	48,846
100,000	FED NATL MTG ASSOC. 5.00% 01/27/12	96,784
75,000	FED NATL MTG ASSOC. 5.00% 03/11/13	71,868
100,000	FED NATL MTG ASSOC. 5.50% 11/17/14	97,230
		1,154,714	11.61
TOTAL US GOVT SECURITIES (Cost: $1,186,586)		1,154,714	11.61

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
PREFERRED STOCK
FINANCIALS			4.51
DIVERSIFIED BANKS
2,000	BAC TRUST VIII 6.00% PFD	44,260
2,000	BARCLAYS BK 6.625% PFD	50,060
5,000	HSBC HOLDINGS PLC 6.20% PFD A	116,200
		210,520	2.11
LIFE/HEALTH INSUR
3,000	METLIFE INC. 6.50% PFD	73,890
2,500	PHOENIX COMPANIES INC. 7.45% 01/15/32 PFD.	61,525
		135,415	1.36
REAL ESTATE INV TRST
3,700	PRICE LEGACY CORP. 6.82% PFD A	53,280
		53,280	0.54
INVESTMENT BANK/BRKG
2,000	MERRILL LYNCH 6.375% PFD	49,540
		49,540	0.50
TOTAL PREFERRED STOCK (Cost: $473,368)		448,755	4.51
TOTAL INVESTMENTS (Cost: $9,894,711)		9,902,804	99.55
OTHER ASSETS LESS LIABILITIES		45,200	0.45
TOTAL NET ASSETS		9,948,004	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			5.73
ADVERTISING
30,000	INTERPUBLIC GROUP*	250,500
		250,500	0.61
BROADCAST & CABLE TV
7,200	LIBERTY GLOBAL*	154,800
6,631	LIBERTY GLOBAL C*	136,399
		291,199	0.71
MOVIES/ENTERTAINMENT
10,000	CBS CORP.	270,500
10,000	DISNEY	300,000
2,250	LIBERTY CAPITAL SERIES-A*	188,482
11,250	LIBERTY INTERACTIVE SERIES-A*	194,175
18,000	TIME WARNER	311,400
3,750	VIACOM INC.*	134,813
		1,399,370	3.41
SPECIALTY STORES
10,000	MICHAELS STORES INC.	412,400
		412,400	1.00
CONSUMER STAPLES			2.11
SOFT DRINKS
9,000	CADBURY SCHWEPPES	349,380
12,000	COCA-COLA	516,240
		865,620	2.11
ENERGY			12.86
INTEGRATED OIL & GAS
12,000	BRITISH PETROLEUM	835,320
8,000	CONOCOPHILLIPS	524,240
		1,359,560	3.31
OIL & GAS EQUIP/SERV
12,000	COOPER CAMERON*	573,240
5,000	GRANT PRIDECO*	223,750
		796,990	1.94
OIL & GAS EXPLR/PROD
20,000	DEVON ENERGY CORP.	1,208,200
15,000	SUNCOR ENERGY INC.	1,215,150
		2,423,350	5.90
OIL&GAS REF/MKT/TRAN
30,000	WILLIAMS COMPANIES INC.	700,800
		700,800	1.71

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
FINANCIALS			9.43
DIVERSIFIED BANKS
35,000	BANCO LATINAMERICANO DE EXPORTACIONES	547,050
		547,050	1.33
LIFE/HEALTH INSUR
7,500	METLIFE, INC.	384,075
		384,075	0.93
MULTI LINE INSURANCE
5	BERKSHIRE HATHAWAY INC. - CL A*	458,295
1,000	WHITE MOUNTAIN INSUR	487,000
		945,295	2.30
PROPERTY & CAS INSUR
8,000	CHUBB CORP.	399,200
		399,200	0.97
REAL ESTATE INV TRST
7,158	PROLOGIS	373,075
		373,075	0.91
SPECIALIZED FINANCE
10,000	MOODYS CORP.	544,600
		544,600	1.33
THRIFTS&MTG FINANCE
6,000	FED HOME LN MTG ASSOC.	342,060
7,500	WASHINGTON MUTUAL	341,850
		683,910	1.66
HEALTH CARE			8.30
HEALTH CARE EQUIP
12,000	PERKIN ELMER	250,800
		250,800	0.61
HEALTH CARE SUPPLIES
16,000	CAMBREX CORP.	333,280
20,000	INVERNESS MEDICAL INNOVATIONS INC.*	564,600
15,000	BRISTOL-MYERS SQUIBB CO.	387,900
7,500	JOHNSON & JOHNSON	449,400
15,000	MYLAN LABORATORIES	300,000
10,000	PAR PHARMACEUTICAL INC.*	184,600
25,000	PFIZER INC.	586,750
8,000	WYETH	355,280
		3,161,810	7.69

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
INDUSTRIALS			10.18
AEROSPACE & DEFENSE
7,500	BOEING COMPANY	614,325
15,000	CUBIC CORP.	294,150
		908,475	2.21
AIR FREIGHT/SHIPPING
5,000	UNITED PARCEL SERV.	411,650
		411,650	1.00
COMMERCIAL PRINTING
5,000	R H DONNELLEY CORP.*	270,350
		270,350	0.66
DIVERSIFIED COML SRV
15,000	GATX CORPORATION	637,500
16,000	H & R BLOCK	381,760
		1,019,260	2.48
INDUSTRIAL
20,000	FARO TECHNOLOGIES*	328,600
8,000	INGERSOLL-RAND	342,240
		670,840	1.63
INDUSTRIAL CONGLOMER
15,000	GENERAL ELECTRIC	494,400
15,000	TYCO INTERNATIONAL LTD.	412,500
		906,900	2.20
INFORMATION TECHNOLOGY			5.48
APPLICATION SOFTWARE
10,000	REYNOLDS & REYNOLDS	306,700
		306,700	0.75
COMMUNICATIONS EQUIP
30,000	NOKIA CORP - ADR A	607,800
		607,800	1.48
COMPUTER STORAGE/PER
10,000	SANDISK CORP.*	509,800
		509,800	1.24
DATA PROCESSING SRV
8,000	AUTOMATIC DATA PROCESSING	362,800
		362,800	0.88

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
SYSTEMS: SOFTWARE
20,000	MICROSOFT	466,000
		466,000	1.13
MATERIALS			5.87
DIVERSIFD METAL/MNG
4,000	RIO TINTO PLC	838,840
		838,840	2.04
FOREST PRODUCTS
16,024	RAYONIER INC.	607,470
		607,470	1.48
SPECIALTY CHEMICALS
10,000	CABOT MICRO ELECTRONICS INC.*	303,100
		303,100	0.74
STEEL
8,000	RELIANCE STEEL	663,600
		663,600	1.61
UTILITIES			2.40
ELECTRIC UTILITIES
10,000	ALLETE INC.	473,500
		473,500	1.15
MULTI UTILITIES/POWR
17,500	DUKE ENERGY CORP.	513,975
		513,975	1.25
TOTAL COMMON STOCK (Cost: $16,849,863)		25,630,664	62.36
CORPORATE BONDS
CONSUMER DISCRETIONARY			1.21
AUTO PARTS & EQUIP
100,000	BORG WARNER 8.00% 10/01/19	110,440
130,000	DANA CORP. 6.50% 03/01/09	109,200
		219,640	0.54
GENL MERCHANDISE STR
141,000	DAYTON HUDSON CO. 8.60% 01/15/12	160,106
		160,106	0.39
HOME FURNISHINGS
110,000	WHIRLPOOL CORP 9.10% 02/01/08	114,624
		114,624	0.28

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
CORPORATE BONDS continued
CONSUMER STAPLES			4.10
DISTILLERS & VINTNER
310,000	SEAGRAMS & SONS 7% 04/15/08	309,187
		309,187	0.75
FOOD: RETAIL
371,000	SAFEWAY INC. 9.30% 02/01/07	376,810
200,000	SAFEWAY INC.7% 09/15/07	202,729
		579,539	1.41
PACKAGED FOODS/MEATS
794,000	GERBER PRODUCTS 9.00% 10/15/06	799,057
		799,057	1.94
ENERGY			5.56
INTEGRATED OIL & GAS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	572,177
833,000	OCCIDENTAL PETROLEUM 10.125% 09/15/09	942,433
199,000	PHILLIPS PETE 7.125% 03/15/28	199,475
		1,714,085	4.17
OIL & GAS EXPLR/PROD
190,000	DEVON ENERGY CORP. 10.125% 11/15/09	212,634
75,000	HUSKY OIL LTD. 7.125% 11/15/06	75,321
		287,955	0.70
OIL & GAS REF/MKT/TRAN
289,000	KINDER MORGAN 6.50% 09/01/13	283,110
		283,110	0.69
FINANCIALS			5.32
CONSUMER FINANCE
450,000	JOHN DEERE CAPITAL 3.63% 05/25/07	441,846
		441,846	1.08
DIVERSIFIED FINANCL
269,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	299,889
		299,889	0.73
DIVERSIFIED
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	505,149
		505,149	1.23
LIFE/HEALTH INSUR
325,000	TRANSAMERICA CORP. 9.375% 03/01/08	340,693
		340,693	0.83

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
CORPORATE BONDS continued
PROPERTY & CAS INSUR
435,000	OLD REPUBLIC INTL 7.00% 06/15/07	437,443
		437,443	1.06
SPECIALIZED FINANCE
155,000	BENEFICIAL CORP. 8.40% 05/15/08	162,152
		162,152	0.39
HEALTH CARE			1.18
HEALTH CARE EQUIP
380,000	MALLINCKRODT 6.50% 11/15/07	382,834
		382,834	0.93
MANAGED HEALTH CARE
100,000	CIGNA CORP. 7.40% 05/15/07	101,136
		101,136	0.25
INDUSTRIALS			0.42
CONSTRUCTION & MACH
100,000	CATERPILLAR INC. 5.25% 03/15/07	99,050
		99,050	0.24
INDUSTRIAL
71,000	TENNECO CORP. 10.20% 03/15/08	74,473
		74,473	0.18
INFORMATION TECHNOLOGY			0.26
COMPUTER HARDWARE
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	105,284
		105,284	0.26
TELECOMMUNICATION SERVICES			3.71
INTG TELECOMM SRVCS
469,838	BELLSOUTH TELECOMMUN 6.30% 12/15/15	469,035
400,000	GTE SOUTH INC. 6.00% 02/15/08	399,589
657,000	GTE SOUTH INC. 6.125% 06/15/07	657,633
		1,526,257	3.71
UTILITIES			3.99
ELECTRIC UTILITIES
240,000	CAROLINA POWER&LIGHT 6.80% 08/15/07	242,693
100,000	KENTUCKY UTILITIES 7.92% 05/15/07	101,442
		344,135	0.84

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
CORPORATE BONDS continued
MULTI UTILITIES/POWR
75,000	BALTIMORE GAS & ELEC 7.50% 01/15/07	75,635
200,000	FLORIDA PWR & LT 6.0% 06/01/08	200,936
250,000	NORTHWESTERN CORP. 7.00% 08/15/23	251,250
155,000	POTOMAC ELEC. POWER 5.875% 10/15/08	154,899
150,000	POTOMAC ELEC. POWER 6.25% 10/15/07	150,833
55,000	POTOMAC ELEC. POWER 6.50% 03/15/08	55,533
350,000	PUB SVC ELEC & GAS 6.25% 01/01/07	350,931
49,281	RELIANT ENER MID ATL 9.237% 07/02/17	53,223
		1,293,240	3.15
TOTAL CORPORATE BOND (Cost: $10,841,531)		10,580,884	25.75
US GOVT SECURITIES
US GOVERNMENT AGENCY			0.47
US GOVERNMENT AGENCY
200,000	FED HOME LOAN BANK 4.46% 10/28/09	193,897
		193,897	0.47
TOTAL US GOVT SECURITIES (Cost: $200,000)		193,897	0.47
SHORT TERM INVESTMENTS
MONEY MARKET			1.16
SHORT-TERM INVESTMENTS
476,509	UMB MONEY MARKET FIDUCIARY	476,509
		476,509	1.16
FOREIGN GOVERNMENT BOND			0.73
300,000	CANADIAN GOVERNMENT 6.75% 08/28/06	300,686	0.73
		300,686	0.73
US TREASURY BILL			9.39
3,100,000	US TREASURY BILL 09/28/06	3,064,037
800,000	US TREASURY BILL 08/24/06	794,530
		3,858,567	9.39
TOTAL SHORT TERM INVESTMENTS (Cost: $4,636,793)		4,635,762	11.28
TOTAL INVESTMENTS (Cost: 32,528,187)		41,041,207	99.86
OTHER ASSETS LESS LIABILITIES		56,929	0.14
TOTAL NET ASSETS		41,098,136	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.50
HOME IMPROVEMENT
500	HOME DEPOT, INC.	17,895
		17,895	0.50
ENERGY			27.38
INTEGRATED OIL & GAS
1,000	BRITISH PETROLEUM	69,610
1,500	CONOCOPHILLIPS	98,295
400	EXXON MOBIL CORP.	24,540
2,000	MARATHON OIL CORP.	166,600
1,000	OCCIDENTAL PETROLEUM	102,550
		461,595	12.77
OIL & GAS DRILLING
1,000	ENCANA	52,640
1,000	ULTRA PETROLEUM*	59,270
		111,910	3.10
OIL & GAS EQUIP/SERV
1,500	CARBO CERAMICS INC.	73,695
1,000	FMC TECHNOLOGIES*	67,460
5,000	MITCHAM INDUSTRIES INC.*	63,850
		205,005	5.67
OIL & GAS EXPLR/PROD
2,000	APACHE CORP.	136,500
1,000	CHESAPEAKE ENERGY CORP.	30,250
1,000	XTO ENERGY INC.	44,270
		211,020	5.84
FINANCIALS			3.07
DIVERSIFIED BANKS
1,000	WACHOVIA	54,080
		54,080	1.50
REGIONAL BANKS
1,500	EAST WEST BANCORP, INC.	56,865
		56,865	1.57
HEALTH CARE			25.52
HEALTH CARE EQUIP
500	BECTON DICKINSON	30,565
3,000	ST. JUDE MEDICAL INC.*	97,260
2,000	ZIMMER HOLDINGS INC.*	113,440
		241,265	6.68

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
HEALTH CARE SERVICES
2,500	CAREMARK RX INC.	124,675
1,000	QUEST DIAGNOSTICS, INC.	59,920
		184,595	5.11
MANAGED HEALTH CARE
5,000	AMERICA SVC GROUP*	77,600
2,000	UNITED HEALTH GROUP INC.	89,560
2,750	WELLPOINT*	200,117
		367,277	10.16
PHARMACEUTICALS
1,200	JOHNSON & JOHNSON	71,904
3,100	NATURE'S SUNSHINE	28,923
1,200	PFIZER INC.	28,164
		128,991	3.57
INDUSTRIALS			12.70
AEROSPACE & DEFENSE
1,000	BOEING COMPANY	81,910
1,000	HONEYWELL INTERNATIONAL INC.	40,300
		122,210	3.38
BUILDING PRODUCTS
2,000	ELKCORP	55,540
		55,540	1.54
CONSTRUCTION & MACH
3,000	CHICAGO BRIDGE&IRON	72,450
		72,450	2.00
INDUSTRIAL CONGLOMER
4,000	GENERAL ELECTRIC	131,840
1,000	TYCO INTERNATIONAL LTD.	27,500
		159,340	4.41
INDUSTRIAL MACHINERY
1,000	ITT INDUSTRIES	49,500
		49,500	1.37
INFORMATION TECHNOLOGY			9.32
APPLICATION SOFTWARE
2,000	INTERVOICE INC.*	14,240
		14,240	0.39

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
COMMUNICATIONS EQUIP
1,500	CISCO SYSTEMS INC.*	29,295
1,500	QUALCOMM INC.	60,105
		89,400	2.47
COMPUTER HARDWARE
200	INTL. BUSINESS MACHINES CORP.	15,364
		15,364	0.43
COMPUTER STORAGE/PER
1,500	SEAGATE TECHNOLOGY*	33,960
		33,960	0.94
ELECTRONIC EQ MANUF
2,000	ITRON INC.*	118,520
		118,520	3.28
SEMICONDUCTORS
1,000	INTEL CORPORATION	18,950
		18,950	0.52
SYSTEMS: SOFTWARE
2,000	MICROSOFT	46,600
		46,600	1.29
MATERIALS			12.72
DIVERSIFD METAL/MNG
1,500	BHP BILLITON LTD.	64,605
3,000	COMPANHIA VALE DO RIO DOCE	72,120
1,000	PHELPS DODGE CORP.	82,160
		218,885	6.06
FOREST PRODUCTS
1,000	LOUISIANA PACIFIC CORP.	21,900
		21,900	0.60
SPECIALTY CHEMICALS
4,000	LYONDELL CHEMICAL CO.	90,640
		90,640	2.51
STEEL
5,000	COMMERCIAL METALS CO.	128,500
		128,500	3.55

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			1.81
INTG TELECOMM SRVCS
5,000	CITIZENS COMMUNICATIONS	65,250
		65,250	1.81
TOTAL COMMON STOCK (Cost: $2,939,144)		3,361,747	93.02
SHORT TERM INVESTMENTS
MONEY MARKET			7.24
SHORT-TERM INVESTMENTS
261,489	UMB MONEY MARKET FIDUCIARY	261,489
		261,489	7.24
TOTAL SHORT TERM INVESTMENTS (Cost: $261,489)		261,489	7.24
TOTAL INVESTMENTS (Cost: $3,200,633)		3,623,236	100.26
OTHER ASSETS LESS LIABILITIES		(9,237)	(0.26)
TOTAL NET ASSETS		3,613,999	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			5.26
INTEFNET; RETAIL
9,000	E BAY*	263,610
		263,610	2.17
MOVIES/ENTERTAINMENT
33,000	ACTIVISION INC.*	375,540
		375,540	3.09
CONSUMER STAPLES			6.05
FOOD
13,500	UNITED NATURAL FOODS*	445,770
		445,770	3.67
HYPERMKTS/SUPER CTRS
6,000	WAL-MART STORES INC.	289,020
		289,020	2.38
ENERGY			21.51
INTEGRATED OIL & GAS
6,000	CHEVRONTEXACO CORP.	372,360
6,000	MARATHON OIL CORP.	499,800
4,000	ROYAL DUTCH SHELL A	267,920
		1,140,080	9.40
OIL & GAS EQUIP/SERV
27,000	MITCHAM INDUSTRIES INC.*	344,790
		344,790	2.84
OIL & GAS EXPLR/PROD
5,500	APACHE CORP.	375,375
10,000	CHESAPEAKE ENERGY CORP.	302,500
		677,875	5.58
OIL & GAS REF/MKT/TRAN
18,000	MARITRANS INC.	448,200
		448,200	3.69
FINANCIALS			14.89
DIVERSIFIED BANKS
8,006	BANK OF AMERICA	385,088
		385,088	3.17
DIVERSIFIED FINANCL
8,500	CITIGROUP INC.	410,040
		410,040	3.38

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
MULTI LINE INSURANCE
5,000	AMERICAN INT'L GROUP INC.	295,250
		295,250	2.43
THRIFTS & MTG FINANCE
7,500	WASHINGTON MUTUAL	341,850
		341,850	2.81
INVESTMENT BANK/BRKG
2,500	GOLDMAN SACHS GROUP	376,075
		376,075	3.10
HEALTH CARE			15.20
BIOTECHNOLOGY
5,500	AMGEN INC.*	358,765
5,500	BIOGEN IDEC	254,815
		613,580	5.05
PHARMACEUTICALS
14,000	ENDO PHARMACEUTICALS*	461,720
7,000	JOHNSON & JOHNSON	419,440
		881,160	7.25
HEALTH CARE EQUIP
6,200	ZIMMER HOLDINGS INC.*	351,664
		351,664	2.90
INDUSTRIALS			11.76
AEROSPACE & DEFENSE
5,000	HONEYWELL INTERNATIONAL INC.	201,500
		201,500	1.66
BUILDING PRODUCTS
13,000	ELKCORP	361,010
		361,010	2.97
INDUSTRIAL CONGLOMER
15,500	TYCO INTERNATIONAL LTD.	426,250
		426,250	3.51
ELECTRICAL COMPON/EQ
37,000	GRAFTECH INTL. LTD.*	214,600
15,000	METROLOGIC INSTRUMTS*	225,150
		439,750	3.62

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			20.46
COMPUTER HARDWARE
14,000	DELL COMPUTER CORP.*	341,740
		341,740	2.81
COMMUNICATIONS EQUIP
15,000	CISCO SYSTEMS INC.*	292,950
20,000	LUCENT TECHNOLOGIES*	48,400
8,000	QUALCOMM INC.	320,560
		661,910	5.45
COMPUTER STORAGE/PER
32,500	EMC CORPORATION*	356,525
		356,525	2.94
SEMICONDUCTORS
22,000	INTEL CORPORATION	416,900
		416,900	3.43
SYSTEMS: SOFTWARE
12,000	MICROSOFT	279,600
		279,600	2.30
SOFTWARE & PROCESSING
13,000	YAHOO*	429,000
		429,000	3.53
TELECOMMUNICATION SERVICES			2.87
INTG TELECOMM SRVCS
12,500	AT&T, INC.	348,625
		348,625	2.87
TOTAL COMMON STOCK (Cost: $10,810,502)		11,902,402	98.00

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
SHORT TERM INVESTMENTS
MONEY MARKET			2.38
SHORT-TERM INVESTMENTS
289,611	UMB MONEY MARKET FIDUCIARY	289,611
		289,611	2.38
TOTAL SHORT TERM INVESTMENTS (Cost: $289,611)		289,611	2.38
TOTAL INVESTMENTS (Cost:11,100,113)		12,192,013	100.38
OTHER ASSETS LESS LIABILITIES		(45,440)	(0.38)
TOTAL NET ASSETS		12,146,573	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			10.80
APPAREL - RETAIL
65,000	ASHWORTH, INC.*	585,000
		585,000	1.27
AUTO PARTS & EQUIP
216,000	AMERIGON INC.*	1,937,520
		1,937,520	4.20
HOME FURNISHINGS
80,000	CRAFTMADE INTERNATIONAL INC.	1,340,000
		1,340,000	2.91
SPECIALTY STORES
42,000	CONNS INC.*	1,115,100
		1,115,100	2.42
CONSUMER STAPLES			3.30
COSMETIC/PERSONAL CARE
50,000	CHATTEM INC.*	1,518,500
		1,518,500	3.30
ENERGY			22.78
OIL & GAS DRILLING
160,000	INFINITY ENERGY RESOURCES INC.*	1,112,000
		1,112,000	2.41
OIL & GAS EQUIP/SERV
140,000	MATRIX SERVICE COMPANY*	1,601,600
119,000	MITCHAM INDUSTRIES INC.*	1,519,630
		3,121,230	6.78
OIL & GAS EXPLR/PROD
37,000	CHESAPEAKE ENERGY CORP.	1,119,250
34,000	DENBURY RES. INC.*	1,076,780
91,000	QUEST RESOURCE INC.*	1,233,050
		3,429,080	7.45
OIL&GAS REF/MKT/TRAN
66,000	MARITRANS INC.	1,643,400
30,000	KIRBY CORP.*	1,185,000
		2,828,400	6.14

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
FINANCIALS			12.12
REGIONAL BANKS
28,000	EAST WEST BANCORP, INC.	1,061,480
64,000	NARA BANK NATIONAL ASSOC.	1,200,000
		2,261,480	4.90
SPECIALIZED FINANCE
60,000	EZCORP INC.*	2,261,400
54,000	FIRST CASH FINANCIAL SERVICES, INC.*	1,066,500
		3,327,900	7.22
HEALTH CARE			5.50
MANAGED HEALTH CARE
135,000	AMERICA SVC GROUP*	2,095,200
115,000	UNITED AMERICAN HEALTH CARE*	437,000
		2,532,200	5.50
INDUSTRIALS			31.46
BUILDING PRODUCTS
80,000	APOGEE ENTERPRISES, INC.	1,176,000
65,000	ELKCORP.	1,805,050
		2,981,050	6.47
DIVERSIFIED COML SRV
195,000	DARLING INTERNATIONA INC.*	883,350
38,000	MOBILE MINI INC.*	1,111,880
26,000	TEAM INC.*	651,300
		2,646,530	5.74
ELECTRICAL COMPON/EQ
12,000	ENCORE WIRE CORP.*	431,280
		431,280	0.93
ENVIROMENTAL SERVICE
40,000	AMERICAN ECOLOGY CORPORATION	1,060,000
60,000	TETRA TECH INC.*	1,064,400
		2,124,400	4.61
RAILROADS & TRUCKING
58,000	FROZEN FOOD EXPRESSS INDUSTRIES INC*	639,160
111,000	RAILAMERICA INC.*	1,161,060
45,000	SCS TRANSPORTATION*	1,238,850
76,000	US XPRESS ENTERPRISE*	2,053,520
52,100	VITRAN CORPORATION, INC.*	1,223,829
		6,316,419	13.71

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of June 30, 2006 (Unaudited)

Quantity or Principal	Description	Current $ Value**	% of Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			4.26
APPLICATION SOFTWARE
166,000	INTERVOICE INC.*	1,181,920
		1,181,920	2.56
SYSTEMS: SOFTWARE
70,000	TYLER TECHNOLOGIES*	784,000
		784,000	1.70
MATERIALS			7.13
SPECIALTY CHEMICALS
230,000	TERRA INDUSTRIES INC.*	1,465,100
		1,465,100	3.18
STEEL
71,000	COMMERCIAL METALS CO.	1,824,700
		1,824,700	3.95
TELECOMMUNICATION SERVICES			5.06
INTG TELECOMM SRVCS
225,000	PREMIER GLOBAL*	1,698,750
102,000	TALK AMERICA HOLDING INC.*	631,380
		2,330,130	5.06
TOTAL COMMON STOCK (Cost: $35,427,546)		47,193,939	102.41
TOTAL INVESTMENTS (COST: $35,427,546)		47,193,939	102.41
OTHER ASSETS LESS LIABILITIES		(1,112,062)	(2.41)
TOTAL NET ASSETS		46,081,877	100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2006

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment Securities
At cost	$4,509,664	$9,894,711	$32,051,678	$2,939,144	$10,810,502	$35,427,546
At market value	$4,419,893	$9,902,804	$40,564,698	$3,361,747	$11,902,402	$47,193,939
Cash or cash equivalent, at market value	146,194	-	476,509	261,489	289,611	-
Accrued income receivable	42,007	103,115	220,263	2,719	2,676	12,860
Receivable for capital shares sold	1,000	-	30,153	230	100	1,834,790
Other assets	-	14,000	-	-	-	-
Total assets	4,609,094	10,019,919	41,291,623	3,626,185	12,194,789	49,041,589
Liabilities
Bank Borrowings (Note 6)	-	15,322	-	-	-	1,801,699
Payable for investments purchased	-	-	-	-	-	1,017,419
Payable for fund shares redeemed	-	20,000	30,000	-	-	23,691
Accounts payable	13,058	30,417	122,104	9,147	32,514	72,668
Accounts payable to related parties (Note 3)	4,353	6,176	16,438	3,039	6,844	18,358
Payable to investment manager (Note 3)	-	-	24,945	-	9,858	25,877
Total liabilities	17,411	71,915	193,487	12,186	49,216	2,959,712
Net Assets	$4,591,683	$9,948,004	$41,098,136	$3,613,999	$12,145,573	$46,081,877
Summary of Shareholders' Equity
Paid in capital	5,751,077	9,968,931	32,544,604	3,806,923	10,594,753	31,893,558
Accumulated undistributed net investment income	5,313	5,892	9,242	-	-	-
Accumulated undistributed net realized gain (losses) on security transactions	(1,074,936)	(34,912)	31,270	(615,527)	458,920	2,421,926
Net unrealized appreciation of investments	(89,771)	8,093	8,513,020	422,603	1,091,900	11,766,393
Net assets at June 30, 2006	$4,591,683	$9,948,004	$41,098,136	$3,613,999	$12,145,573	$46,081,877
Class A:
Net assets	$2,269,924	$3,839,713	$6,199,478	$1,759,132	$3,389,232	$36,591,439
Shares authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares outstanding	250,724	374,931	350,220	200,650	278,669	1,178,364
Net asset value and redemption price per share	$9.05	$10.24	$17.70	$8.77	$12.16	$31.05
Maximum offering price per share	$9.50	$10.75	$18.78	$9.31	$12.90	$32.94
Sales load	4.75%	4.75%	5.75%	5.75%	5.75%	5.75%
Class C:
Net assets	$2,321,759	$6,108,291	$34,898,658	$1,854,867	$8,756,341	$9,490,438
Shares authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares outstanding	259,387	620,464	2,034,323	225,972	743,375	338,762
Net asset value and redemption price per share	$8.95	$9.84	$17.15	$8.21	$11.78	$28.02

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the period ended June 30, 2006

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$8,670	$77,171	$270,959	$23,824	$77,793	$62,967
Interest	128,691	159,520	365,892	5,030	3,368	3,543
Total Income	137,361	236,691	636,851	28,854	81,161	66,510
Expenses
Investment Management Fees	17,244	40,911	152,915	13,130	59,921	122,869
Transfer Agent Fees	20,810	24,582	51,101	20,689	26,753	54,787
Fund Accounting Fees	14,055	29,664	116,362	12,072	32,451	87,023
Legal Fees	2,273	5,646	23,448	1,722	6,507	20,773
Audit Fees	3,714	7,637	28,544	2,451	8,389	22,936
Registration Fees	4,558	8,284	26,782	4,053	14,290	26,169
Printing	3,184	6,546	25,792	2,151	7,190	23,120
Custody Fees	3,631	4,221	4,679	3,360	3,765	9,666
Interest on Borrowings	-	-	-	-	-	5,468
Director Fees/Meetings	796	1,636	6,117	525	1,798	4,915
Distribution and Service (12b-1) Fees (Note 3)	18,418	39,229	180,497	10,989	47,295	66,924
Other Expenses	2,894	9,754	25,105	1,902	6,737	18,849
Total Expenses, before fees waived	91,577	178,110	641,342	73,044	215,096	463,499
Less fees waived (Note 3)	17,244	40,911	-	20,039	-	-
Net Expenses	74,333	137,199	641,342	53,005	215,096	463,499
Net Investment Income (Loss)	63,028	99,492	(4,491)	(24,151)	(133,935)	(396,989)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(62,826)	(20,107)	105,191	77,855	324,309	2,389,863
Change in net unrealized appreciation (depreciation) of investments	(55,235)	77,825	464,409	18,783	(364,167)	2,658,140
	(118,061)	57,718	569,600	96,638	(39,858)	5,048,003
Net Increase (Decrease) in Net Assets Resulting from Operations	$(55,033)	$157,210	$565,109	$72,487	$(173,793)	$4,651,014

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Government Securities Fund		Income and Equity Fund		Balanced Fund
	Period ended June 30, 2006	Year ended December 31, 2005	Period ended June 30, 2006	Year ended December 31, 2005	Period ended June 30, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$63,028	$177,860	$99,492	$214,303	$(4,491)	$116,445
Net realized gain (loss) on investments	(62,826)	(38,401)	(20,107)	(17,091)	105,191	(102,313)
Change in net unrealized appreciation (depreciation) of investments	(55,235)	(91,625)	77,825	(247,573)	464,409	1,904,889
Increase (decrease) in net assets resulting from operations	(55,033)	47,834	157,210	(50,361)	565,109	1,919,021
From Distributions to Shareholders
Class A:
Net investment income	(33,762)	(82,832)	(44,564)	(102,321)	-	(38,021)
Net capital gains	-	-	-	(4,792)	-	(5,033)
Return of capital	-	(176)	-	(60)	-	(14,023)
Class C:
Net investment income	(23,965)	(99,301)	(49,811)	(112,720)	-	(41,559)
Net capital gains	-	-	-	(8,205)	-	(27,266)
Return of capital	-	(212)	-	(67)	-	(15,327)
Decrease in net assets resulting from distributions	(57,727)	(182,521)	(94,375)	(228,165)	-	(141,229)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	282,117	696,585	311,728	2,902,515	2,962,521	5,727,049
Proceeds from shares purchased by reinvestment of dividends	45,480	155,459	90,991	221,250	-	135,769
Cost of shares repurchased	(1,621,864)	(4,629,907)	(2,218,506)	(2,493,208)	(1,937,021)	(3,299,888)
Increase (decrease) in net assets derived from capital share transactions	(1,294,267)	(3,777,863)	(1,815,787)	630,557	1,025,500	2,562,930
Increase (decrease) in net assets	(1,407,027)	(3,912,550)	(1,752,952)	352,031	1,590,609	4,340,722
Net Assets
Beginning of period	5,998,710	9,911,260	11,700,956	11,348,925	39,507,527	35,166,805
End of period	$4,591,683	$5,998,710	$9,948,004	$11,700,956	$41,098,136	$39,507,527
Including undistributed net investment income of	$5,313	$-	$5,892	$775	$9,242	$13,733

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Growth Fund		Multi-Cap Value Fund		Small Cap Fund
	Period ended June 30, 2006	Year ended December 31, 2005	Period ended June 30, 2006	Year ended December 31, 2005	Period ended June 30, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(24,151)	$(42,058)	$(133,935)	$(209,204)	$(396,989)	$(640,379)
Net realized gain (loss) on investments	77,855	2,648	324,309	694,567	2,389,863	1,654,549
Change in net unrealized appreciation (depreciation) of investments	18,783	149,899	(364,167)	385,782	2,658,140	(77,742)
Increase (decrease) in net assets resulting from operations	72,487	110,489	(173,793)	871,145	4,651,014	936,428
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	(155,830)	-	(1,090,218)
Return of capital	-	-	-	-	-	-
Class C:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	(404,126)	-	(358,968)
Return of capital	-	-	-	-	-	-
Decrease in net assets resulting from distributions	-	-	-	(559,956)	-	(1,449,186)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	461,913	1,624,248	1,885,092	2,317,376	25,047,933	6,023,951
Proceeds from shares purchased by reinvestment of dividends	-	-	-	549,246	-	1,359,862
Cost of shares repurchased	(102,663)	(152,606)	(532,623)	(645,378)	(4,103,337)	(7,609,034)
Increase (decrease) in net assets derived from capital share transactions	359,250	1,471,642	1,352,469	2,221,244	20,944,596	(225,221)
Increase (decrease) in net assets	431,737	1,582,131	1,178,676	2,532,433	25,595,610	(737,979)
Net Assets
Beginning of period	3,182,262	1,600,131	10,966,897	8,434,464	20,486,267	21,224,246
End of period	$3,613,999	$3,182,262	$12,145,573	$10,966,897	$46,081,877	$20,486,267
Including undistributed net investment income of	$-	$-	$-	$-	$-	$-

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2006

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

B. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

C. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into a sub-advisory agreement with Bache Capital Management ("Sub-Advisor") for the Balanced Fund. It has also entered into a co-management agreement with Bache Capital Management ("Co-Manager") for the Income and Equity Fund.

The Investment Manager is solely responsible for the payment of these fees to Bache Capital Management.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager, and with respect to the Income and Equity Fund only, the Co-Manager, will waive their respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.75%	2.50%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%
Multi-Cap Value Fund	2.65%	3.40%

For the Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the transfer agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90-days prior written notice.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2006

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, and, with respect to the Income and Equity Fund, the Co-Manager, the following amounts were waived for the period ended June 30, 2006.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$17,244	$-
Income and Equity Fund	40,911	-
Growth Fund	13,130	6,909

Effective 2004, the Investment Manager and the Co-Manager terminated all of their rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager and Co-Manager will not have any rights to recover fees they waive or expenses they may reimburse, with respect to any of the Funds.

For the period ended June 30, 2006, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

	Underwriting Fees Retained	Commissions Paid
Government Securities Fund	$39	$211
Income and Equity Fund	57	306
Balanced Fund	798	3,770
Growth Fund	666	3,140
Multi-Cap Value Fund	746	3,510
Small Cap Fund	20,742	105,193

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $3.00 per year per closed account with minimum charges of $1,400 per month for A and C share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 75% per annum of each Fund's daily net assets for Class C shares.

For the period ended June 30, 2006, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$2,704	$15,714
Income and Equity Fund	5,106	34,123
Balanced Fund	7,797	172,700
Growth Fund	2,173	8,816
Multi-Cap Value Fund	4,208	43,087
Small Cap Fund	32,301	34,623

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of June 30, 2006.

	Period ended June 30, 2006		As of June 30, 2006
	Cost of Purchases	Proceeds From Sales	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Government Securities Fund	$364,988	$1,725,808	$45,100	$134,871	$(89,771)
Income and Equity Fund	490,642	1,576,657	458,754	450,661	8,093
Balanced Fund	2,248,825	5,020,326	9,269,408	756,388	8,513,020
Growth Fund	752,830	294,284	571,990	149,387	422,603
Multi-Cap Value Fund	3,980,593	2,585,011	1,617,651	525,751	1,091,900
Small Cap Fund	25,442,534	4,560,196	13,424,544	1,658,151	11,766,393

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2006

Note 5. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within sixty days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within six months of purchase and is retained in each Fund.

The redemption fees collected through June 30, 2006 are included as a reduction to the shares repurchased in the table below. The amount of the reduction is as follows:

Government Securities Fund (Class A)	$9	Government Securities Fund (Class C)	$187
Income and Equity Fund (Class A)	-	Income and Equity Fund (Class C)	41
Balanced Fund (Class A)	15	Balanced Fund (Class C)	339
Growth Fund (Class A)	29	Growth Fund (Class C)	98
Multi-Cap Value Fund (Class A)	90	Multi-Cap Value Fund (Class C)	2
Small Cap Fund (Class A)	33,708	Small Cap Fund (Class C)	4,460

	Period ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	26,024	$237,990	16,128	$151,978
Reinvestment of Distributions	2,516	22,840	6,109	57,375
	28,540	260,830	22,237	209,353
Shares Repurchased	(17,230)	(158,577)	(44,347)	(419,880)
Net Increase (Decrease)	11,310	$102,253	(22,110)	$(210,527)
Class C
Shares Sold	4,832	$44,127	58,959	$544,607
Reinvestment of Distributions	2,517	22,640	10,659	98,084
	7,349	66,767	69,618	642,691
Shares Repurchased	(161,887)	(1,463,287)	(456,191)	(4,210,027)
Net Decrease	(154,538)	$(1,396,520)	(386,573)	$(3,567,336)
	Period ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	22,712	$232,592	165,357	$1,712,422
Reinvestment of Distributions	4,169	42,712	10,021	103,004
	26,881	275,304	175,378	1,815,426
Shares Repurchased	(87,054)	(897,460)	(85,674)	(887,106)
Net Increase	(60,173)	$(622,156)	89,704	$928,320
Class C
Shares Sold	7,963	$79,136	120,065	$1,190,093
Reinvestment of Distributions	4,899	48,279	11,985	118,246
	12,862	127,415	132,050	1,308,339
Shares Repurchased	(133,646)	(1,321,046)	(162,893)	(1,606,102)
Net Increase (Decrease)	(120,784)	$(1,193,631)	(30,843)	$(297,763)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2006

	Period ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	18,356	$327,746	46,117	$773,374
Reinvestment of Distributions	-	-	2,991	52,312
	18,356	327,746	49,108	825,686
Shares Repurchased	(31,646)	(564,943)	(39,519)	(661,714)
Net Increase	(13,290)	$(237,197)	9,589	$163,972
Class C
Shares Sold	152,370	$2,634,775	300,889	$4,953,675
Reinvestment of Distributions	-	-	4,903	83,457
	152,370	2,634,775	305,792	5,037,132
Shares Repurchased	(79,291)	(1,372,078)	(160,861)	(2,638,174)
Net Increase	73,079	$1,262,697	144,931	$2,398,958
	Period ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares Sold	17,548	$156,486	60,280	$496,292
Reinvestment of Distributions	-	-	-	-
	17,548	156,486	60,280	496,292
Shares Repurchased	(10,228)	(91,384)	(7,365)	(61,805)
Net Increase	7,320	$65,102	52,915	$434,487
Class C
Shares Sold	36,429	$305,427	145,253	$1,127,956
Reinvestment of Distributions	-	-	-	-
	36,429	305,427	145,253	1,127,956
Shares Repurchased	(1,370)	(11,279)	(11,524)	(90,801)
Net Increase	35,059	$294,148	133,729	$1,037,155

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2006

	Period ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares Sold	51,587	$652,305	58,819	$700,709
Reinvestment of Distributions	-	-	12,031	150,266
	51,587	652,305	70,850	850,975
Shares Repurchased	(23,380)	(297,817)	(16,947)	(203,978)
Net Increase	28,207	$354,488	53,903	$646,997
Class C
Shares Sold	100,593	$1,232,787	137,262	$1,616,667
Reinvestment of Distributions	-	-	32,838	398,980
	100,593	1,232,787	170,100	2,015,647
Shares Repurchased	(19,174)	(234,806)	(38,404)	(441,400)
Net Increase	81,419	$997,981	131,696	$1,574,247
	Period ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares Sold	681,981	$20,668,812	209,773	$5,274,588
Reinvestment of Distributions	-	-	38,838	1,015,602
	681,981	20,668,812	248,611	6,290,190
Shares Repurchased	(120,882)	(3,619,148)	(313,442)	(7,299,997)
Net Increase (Decrease)	561,099	$17,049,664	(64,831)	$(1,009,807)
Class C
Shares Sold	159,196	$4,379,121	32,605	$749,363
Reinvestment of Distributions	-	-	14,526	344,260
	159,196	4,379,121	47,131	1,093,623
Shares Repurchased	(17,830)	(484,189)	(13,887)	(309,037)
Net Increase	141,366	$3,894,932	33,244	$784,586

Note 6. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has an unsecured loan from UMB Bank, n.a. bearing interest at 1.5% over the Federal Funds rate. As of June 30, 2006 the Small Cap Fund was paying interest at 6.61% per annum on its outstanding borrowings. No compensating balances are required.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$9.27		$9.51	$9.68	$10.20	$10.15
Income from investing operations
Net investment income	0.12		0.28	0.23	0.35	0.31
Net realized and unrealized gains (losses) on securities	(0.20)		(0.18)	(0.20)	(0.57)	(0.04)
Total from investment operations	(0.08)		0.10	0.03	(0.22)	0.27
Less distributions
From net investment income	(0.14)		(0.34)	(0.20)	(0.30)	(0.21)
From net capital gains	-		-	-	-	(0.01)
Total distributions	(0.14)		(0.34)	(0.20)	(0.30)	(0.22)
Net asset value, end of period	$9.05		$9.27	$9.51	$9.68	$10.20
Total Investment Return (a)	(0.87	)%(b)	1.08%	0.26%	(2.20)%	2.78%
Ratios/Supplemental Data
Net assets, end of year (000's)	$2,270		$2,219	$2,488	$3,025	$4,125
Ratio of net investment income to average net assets
With expense reductions	2.84	%(c)	2.68%	1.89%	2.88%	2.57%
Without expense reductions	2.19	%(c)	2.03%	1.23%	2.33%	1.42%
Ratio of expenses to average net assets
With expense reductions	2.36	%(c)	2.26%	1.81%	1.65%	1.65%
Without expense reductions	3.01	%(c)	2.91%	2.46%	2.20%	2.80%
Fund portfolio turnover rate	14.16	%(c)	88.26%	402.70%	206.55%	212.10%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$9.13		$9.27	$9.43	$9.95	$9.96
Income from investing operations
Net investment income	0.05		0.14	0.09	0.21	0.23
Net realized and unrealized gains (losses) on securities	(0.15)		(0.11)	(0.14)	(0.50)	(0.04)
Total from investment operations	(0.10)		0.03	(0.05)	(0.29)	0.19
Less distributions
From net investment income	(0.08)		(0.17)	(0.11)	(0.23)	(0.19)
From net capital gains	-		-	-	-	(0.01)
Total distributions	(0.08)		(0.17)	(0.11)	(0.23)	(0.20)
Net asset value, end of period	$8.95		$9.13	$9.27	$9.43	$9.95
Total Investment Return (a)	(1.14	)%(b)	0.28%	(0.50)%	(2.98)%	1.98%
Ratios/Supplemental Data
Net assets, end of year (000's)	$2,322		$3,780	$7,424	$11,423	$10,858
Ratio of net investment income to average net assets
With expense reductions	2.06	%(c)	2.03%	1.10%	2.23%	1.90%
Without expense reductions	1.41	%(c)	1.38%	0.45%	1.67%	0.81%
Ratio of expenses to average net assets
With expense reductions	3.11	%(c)	2.90%	2.57%	2.39%	2.40%
Without expense reductions	3.76	%(c)	3.55%	3.22%	2.95%	3.49%
Fund portfolio turnover rate	14.16	%(c)	88.26%	402.70%	206.55%	212.10%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$10.19		$10.46	$10.33	$9.91	$10.31
Income from investing operations
Net investment income	0.14		0.20	0.07	0.33	0.39
Net realized and unrealized gains (losses) on securities	0.03		(0.20)	0.29	0.31	(0.49)
Total from investment operations	0.17		-	0.36	0.64	(0.10)
Less distributions
From net investment income	(0.12)		(0.26)	(0.21)	(0.20)	(0.30)
From net capital gains	-		(0.01)	(0.02)	-	-
From return of capital	-		-	-	(0.02)	-
Total distributions	(0.12)		(0.27)	(0.23)	(0.22)	(0.30)
Net asset value, end of period	$10.24		$10.19	$10.46	$10.33	$9.91
Total Investment Return (a)	1.62	%(b)	0.01%	3.51%	6.63%	(0.92)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$3,840		$4,436	$3,611	$1,835	$2,117
Ratio of net investment income to average net assets
With expense reductions	2.29	%(c)	2.33%	2.18%	2.92%	3.43%
Without expense reductions	1.61	%(c)	1.65%	1.49%	1.84%	1.75%
Ratio of expenses to average net assets
With expense reductions	2.05	%(c)	1.93%	1.94%	1.85%	1.85%
Without expense reductions	2.73	%(c)	2.60%	2.63%	2.94%	3.53%
Fund portfolio turnover rate	9.14	%(c)	39.57%	40.48%	71.02%	91.50%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$9.80		$10.02	$9.90	$9.60	$10.03
Income from investing operations
Net investment income	0.07		0.15	0.16	0.24	0.34
Net realized and unrealized gains (losses) on securities	0.05		(0.22)	0.11	0.32	(0.51)
Total from investment operations	0.12		(0.07)	0.27	0.56	(0.17)
Less distributions
From net investment income	(0.08)		(0.14)	(0.13)	(0.22)	(0.26)
From net capital gains	-		(0.01)	(0.02)	-	-
From return of capital	-		-	-	(0.02)	-
Total distributions	(0.08)		(0.15)	(0.15)	(0.24)	(0.26)
Net asset value, end of period	$9.84		$9.80	$10.02	$9.90	$9.60
Total Investment Return (a)	1.18	%(b)	(0.67)%	2.74%	5.88%	(1.60)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$6,108		$7,265	$7,738	$5,416	$3,284
Ratio of net investment income to average net assets
With expense reductions	1.55	%(c)	1.57%	1.38%	2.10%	2.95%
Without expense reductions	0.86	%(c)	0.90%	0.70%	1.03%	1.15%
Ratio of expenses to average net assets
With expense reductions	2.80	%(c)	2.70%	2.69%	2.60%	2.60%
Without expense reductions	3.48	%(c)	3.37%	3.37%	3.67%	4.39%
Fund portfolio turnover rate	9.14	%(c)	39.57%	40.48%	71.02%	91.50%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$17.39		$16.57	$15.88	$13.69	$14.42
Income from investing operations
Net investment income	0.06		0.16	0.12	0.21	0.06
Net realized and unrealized gains (losses) on securities	0.25		0.82	0.75	2.34	(0.79)
Total from investment operations	0.31		0.98	0.87	2.55	(0.73)
Less distributions
From net investment income	-		(0.11)	(0.13)	(0.16)	-
From net capital gains	-		(0.01)	(0.05)	(0.18)	-
From return of capital	-		(0.04)	-	(0.02)	-
Total distributions	-		(0.16)	(0.18)	(0.36)	-
Net asset value, end of period	$17.70		$17.39	$16.57	$15.88	$13.69
Total Investment Return (a)	1.78	%(b)	5.90%	5.50%	18.63%	(5.05)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$6,199		$6,323	$5,863	$4,739	$3,977
Ratio of net investment income to average net assets	0.61	%(c)	0.97%	0.98%	1.44%	0.30%
Ratio of expenses to average net assets	2.51	%(c)	2.53%	2.67%	2.86%	3.47%
Fund portfolio turnover rate	12.30	%(c)	25.47%	39.60%	58.73%	57.74%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$16.92		$16.13	$15.49	$13.40	$14.18
Income from investing operations
Net investment income	(0.01)		0.03	0.04	0.09	0.01
Net realized and unrealized gains (losses) on securities	0.24		0.80	0.68	2.26	(0.79)
Total from investment operations	0.23		0.83	0.72	2.35	(0.78)
Less distributions
From net investment income	-		(0.02)	(0.03)	(0.06)	-
From net capital gains	-		(0.01)	(0.05)	(0.18)	-
From return of capital	-		(0.01)	-	(0.02)	-
Total distributions	-		(0.04)	(0.08)	(0.26)	-
Net asset value, end of period	$17.15		$16.92	$16.13	$15.49	$13.40
Total Investment Return (a)	1.36	%(b)	5.16%	4.62%	17.58%	(5.49)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$34,899		$33,185	$29,304	$23,353	$14,035
Ratio of net investment income to average net assets	(0.14	)%(c)	0.19%	0.21%	0.67%	(0.16)%
Ratio of expenses to average net assets	3.26	%(c)	3.30%	3.44%	3.66%	4.15%
Fund portfolio turnover rate	12.30	%(c)	25.47%	39.60%	58.73%	57.74%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$8.54		$8.22	$7.14	$5.48	$7.04
Income from investing operations
Net investment income (expense)	(0.03)		(0.01)	0.02	(0.07)	(0.12)
Net realized and unrealized gains (losses) on securities	0.26		0.33	1.06	1.73	(1.44)
Total from investment operations	0.23		0.32	1.08	1.66	(1.56)
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		-	-	-	-
Total distributions	-		-	-	-	-
Net asset value, end of period	$8.77		$8.54	$8.22	$7.14	$5.48
Total Investment Return (a)	2.69	%(b)	3.89%	15.13%	30.29%	(22.16)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,759		$1,650	$1,155	$669	$464
Ratio of net investment income to average net assets
With expense reductions	(1.01	)%(c)	(1.37)%	(1.51)%	(1.69)%	(1.97)%
Without expense reductions	(2.15	)%(c)	(3.06)%	(4.98)%	(7.44)%	(8.25)%
Ratio of expenses to average net assets
With expense reductions	2.65	%(c)	2.63%	2.83%	2.48%	2.50%
Without expense reductions	3.79	%(c)	4.32%	6.30%	8.23%	8.77%
Fund portfolio turnover rate	18.32	%(c)	30.54%	12.96%	34.58%	78.06%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$8.02		$7.79	$6.83	$5.33	$6.89
Income from investing operations
Net investment income (expense)	(0.02)		0.37	0.22	(0.16)	(0.44)
Net realized and unrealized gains (losses) on securities	0.21		(0.14)	0.74	1.66	(1.12)
Total from investment operations	0.19		0.23	0.96	1.50	(1.56)
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		-	-	-	-
Total distributions	-		-	-	-	-
Net asset value, end of period	$8.21		$8.02	$7.79	$6.83	$5.33
Total Investment Return (a)	2.37	%(b)	2.95%	14.06%	28.14%	(22.64)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,855		$1,532	$445	$251	$190
Ratio of net investment income to average net assets
With expense reductions	(1.75	)%(c)	(2.13)%	(2.27)%	(2.47)%	(2.75)%
Without expense reductions	(2.89	)%(c)	(3.83)%	5.61%	(8.18)%	(8.67)%
Ratio of expenses to average net assets
With expense reductions	3.40	%(c)	3.40%	3.54%	3.25%	3.25%
Without expense reductions	4.55	%(c)	5.11%	6.88%	8.96%	9.17%
Fund portfolio turnover rate	18.32	%(c)	30.54%	12.96%	34.58%	78.06%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,			April 1, 2002(c) to
	June 30, 2006		2005	2004	2003	December 31, 2002
Per Share Operating Performance
Net asset value, beginning of period	$12.27		$11.77	$11.46	$7.95	$10.00
Income from investing operations
Net investment income (expense)	(0.07)		(0.14)	(0.03)	(0.09)	(0.07)
Net realized and unrealized gains (losses) on securities	(0.04)		1.29	0.70	3.60	(1.98)
Total from investment operations	(0.11)		1.15	0.67	3.51	(2.05)
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(0.65)	(0.36)	-	-
Total distributions	-		(0.65)	(0.36)	-	-
Net asset value, end of period	$12.16		$12.27	$11.77	$11.46	$7.95
Total Investment Return (a)	(0.90	)%(b)	9.71%	5.84%	44.15%	(20.50)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$3,389		$3,073	$2,313	$1,180	$503
Ratio of net investment income to average net assets
With expense reductions	(1.70	)%(d)	(1.70)%	(1.15)%	(1.67)%	(1.44)%
Without expense reductions	(1.70	)%(d)	(1.73)%	(1.15)%	(3.14)%	(5.65)%
Ratio of expenses to average net assets
With expense reductions	3.05	%(d)	3.05%	2.63%	2.49%	2.49%
Without expense reductions	3.05	%(d)	3.08%	3.07%	3.96%	6.69%
Fund portfolio turnover rate	43.70	%(d)	48.97%	49.30%	20.16%	8.23%
	Class C
	For the six months ended		For the year ended December 31,			April 1, 2002(c) to
	June 30, 2006		2005	2004	2003	December 31, 2002
Per Share Operating Performance
Net asset value, beginning of period	$11.93		$11.54	$11.33	$7.91	$10.00
Income from investing operations
Net investment income (expense)	(0.09)		(0.19)	(0.10)	0.32	(0.52)
Net realized and unrealized gains (losses) on securities	(0.06)		1.23	0.67	3.10	(1.57)
Total from investment operations	(0.15)		1.04	0.57	3.42	(2.09)
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(0.65)	(0.36)	-	-
Total distributions	-		(0.65)	(0.36)	-	-
Net asset value, end of period	$11.78		$11.93	$11.54	$11.33	$7.91
Total Investment Return (a)	(1.26	)%(b)	8.94%	5.02%	43.24%	(20.90	)%(a)
Ratios/Supplemental Data
Net assets, end of year (000's)	$8,756		$7,894	$6,122	$3,537	$1,247
Ratio of net investment income to average net assets
With expense reductions	(2.44	)%(d)	(2.46)%	(1.94)%	(2.41)%	(2.20	)%(d)
Without expense reductions	(2.44	)%(d)	(2.49)%	(2.37)%	(3.90)%	(6.08	)%(d)
Ratio of expenses to average net assets
With expense reductions	3.80	%(d)	3.82%	3.40%	3.24%	3.23	%(d)
Without expense reductions	3.80	%(d)	3.84%	3.83%	4.74%	7.11	%(d)
Fund portfolio turnover rate	43.70	%(d)	48.97%	49.30%	20.16%	8.23	%(d)

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Commencement of operations

(d)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$25.73		$25.47	$18.77	$10.32	$15.23
Income from investing operations
Net investment income (expense)	2.01		(1.15)	0.73	(0.37)	(0.85)
Net realized and unrealized gains (losses) on securities	3.31		3.38	6.14	8.95	(4.05)
Total from investment operations	5.32		2.23	6.87	8.58	(4.90)
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(1.97)	(0.17)	(0.13)	(0.01)
Total distributions	-		(1.97)	(0.17)	(0.13)	(0.01)
Net asset value, end of period	$31.05		$25.73	$25.47	$18.77	$10.32
Total Investment Return (a)	20.68	%(b)	8.64%	36.60%	83.21%	(32.20)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$36,591		$15,884	$17,376	$8,961	$4,763
Ratio of net investment income to average net assets	(2.26	)%(c)	(3.14)%	(3.08)%	(4.06)%	(4.01)%
Ratio of expenses to average net assets	2.66	%(c)	3.36%	3.32%	4.44%	4.52%
Fund portfolio turnover rate	26.50	%(c)	20.73%	7.23%	39.95%	23.39%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$23.32		$23.44	$17.41	$9.65	$14.47
Income from investing operations
Net investment income (expense)	0.55		(0.56)	0.66	0.04	(0.88)
Net realized and unrealized gains (losses) on securities	4.15		2.41	5.54	7.85	(3.93)
Total from investment operations	4.70		1.85	6.20	7.89	(4.81)
Less distributions
From net investment income	-		-	-	-	-
From net capital gains	-		(1.97)	(0.17)	(0.13)	(0.01)
Total distributions	-		(1.97)	(0.17)	(0.13)	(0.01)
Net asset value, end of period	$28.02		$23.32	$23.44	$17.41	$9.65
Total Investment Return (a)	20.15	%(b)	7.76%	35.62%	81.83%	(33.27)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$9,490		$4,602	$3,848	$1,274	$543
Ratio of net investment income to average net assets	(3.02	)%(c)	(3.95)%	(3.85)%	(4.88)%	(5.47)%
Ratio of expenses to average net assets	3.42	%(c)	4.19%	4.10%	5.26%	5.97%
Fund portfolio turnover rate	26.50	%(c)	20.73%	7.23%	39.95%	23.39%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Brinker (72) 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	1970 - Present: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - Present: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

Victoria Breen (55) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director, Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)
			1992 - 2002: Assistant Secretary, Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (56) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President and Secretary	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
			1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (28) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Secretary	Since 2002	2004 - Present: Secretary, Pacific Global Investment Management Company
2002 - 2004: Assistant Secretary, Pacific Global Investment Management Company
2002 - Present: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
			2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company	6 Pacific Advisors Mutual Funds	None

George A. Henning (59) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Barbara A. Kelley (53) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Treasurer, Pacific Global Investment Management Company; Treasurer and Director, Pacific Global Fund Distributors, Inc.; President and Treasurer, Pacific Global Investor Services, Inc.
			1999 - Present: Director, Pacific Global Investment Management Company	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years		Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Michael Haller (62) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2004 - Present: Consultant
2002 - 2003: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)
			2001 - 2002: Vice President and Executive Producer, Electronic Arts; President, International Media Group, Inc. (Entertainment Company)		6 Pacific Advisors Mutual Funds	None

Takashi Makinodan, PhD (81) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	1992 - Present: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - Present: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center		6 Pacific Advisors Mutual Funds	None

Gerald E. Miller (76) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 -	Present: Retired	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (59) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	1991 - Present: Superintendent, Monrovia Unified School District		6 Pacific Advisors Mutual Funds	None

Jingjing Yan (32) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2005 - Present: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
			2001 - Present: Fund Accounting Manager, Pacific Global Investor Services, Inc.		6 Pacific Advisors Mutual Funds	None

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors

Fund Inc

Directors

George A. Henning, Chairman

Victoria L. Breen

Thomas M. Brinker

L. Michael Haller, III

Takashi Makinodan, Ph.D.

Gerald E. Miller

Louise K. Taylor, Ph.D.

Officers

George A. Henning, President

Thomas H. Hanson, Vice President and Secretary

Victoria L. Breen, Assistant Secretary

Catherine L. Henning, Assistant Secretary

Barbara A. Kelley, Treasurer

Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company

101 North Brand Blvd., Suite 1950

Glendale, California 91203

Income and Equity Fund Co-Manager and Balanced Fund Sub-Adviser

Bache Capital Management, Inc.

101 North Brand Blvd., Suite 1950

Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.

101 North Brand Blvd., Suite 1950

Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.

101 North Brand Blvd., Suite 1950

Glendale, California 91203

(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

PRSRT STD
U. S. POSTAGE
PAID
Glendale, CA PERMIT NO. 1090

Pacific Global Fund Distributors, Inc.

101 North Brand Blvd., Suite 1950

Glendale, California 91203

Pacific Global Fund Distributors, Inc.

101 North Brand Blvd., Suite 1950

Glendale, California 91203

Item 2.                                 Code of Ethics

Not applicable for semi-annual reports.

Item 3.                                 Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.                                 Principal Accountant Fees and Services

Not applicable for semi-annual reports.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                                 Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                                 Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                           Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                           Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                           Exhibits

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	September 7, 2005

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	September 8, 2006